UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

CAMPBELL SOUP COMPANY

(Name of the Registrant as Specified In Its Charter)

THIRD POINT LLC

DANIEL S. LOEB

THIRD POINT PARTNERS QUALIFIED L.P.

THIRD POINT PARTNERS L.P.

THIRD POINT OFFSHORE MASTER FUND L.P.

THIRD POINT ULTRA MASTER FUND L.P.

THIRD POINT ENHANCED LP

THIRD POINT ADVISORS LLC

THIRD POINT ADVISORS II LLC

FRANCI BLASSBERG

MATTHEW COHEN

SARAH HOFSTETTER

MUNIB ISLAM

LAWRENCE KARLSON

BOZOMA SAINT JOHN

KURT SCHMIDT

RAYMOND SILCOCK

DAVID SILVERMAN

MICHAEL SILVERSTEIN

GEORGE STRAWBRIDGE, JR.

WILLIAM TOLER

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED SEPTEMBER 14, 2018

2018 ANNUAL MEETING OF STOCKHOLDERS

OF

CAMPBELL SOUP COMPANY

PROXY STATEMENT

OF

THIRD POINT LLC

●, 2018

To Our Fellow Stockholders of Campbell Soup Company:

We are furnishing this Proxy Statement to holders of the capital stock, par value $0.0375 per share (“Capital Stock”), of Campbell Soup Company (the “Company”), in connection with our solicitation of proxies for use at the 2018 Annual Meeting of Stockholders of the Company scheduled to be held on ●, 2018, at ●, at ● and at any and all adjournments, continuations or postponements thereof (the “Annual Meeting”).

This solicitation is being conducted by Third Point LLC (“Third Point”), Daniel S. Loeb, Third Point Partners Qualified L.P., Third Point Partners L.P., Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P., Third Point Enhanced LP, Third Point Advisors LLC and Third Point Advisors II LLC (collectively, together with Third Point, the “Third Point Entities”, or “we”), as well as Franci Blassberg, Matthew Cohen, Sarah Hofstetter, Munib Islam, Lawrence Karlson, Bozoma Saint John, Kurt Schmidt, Raymond Silcock, David Silverman, Michael Silverstein, George Strawbridge, Jr. and William Toler (collectively, the “Third Point Nominees”). The Third Point Entities and the Third Point Nominees beneficially own in the aggregate 25,339,109 shares of Capital Stock, which represents approximately 8.4% of the outstanding shares of Capital Stock.

As more fully discussed in this Proxy Statement, we are soliciting proxies to be used at the Annual Meeting for the election of each of the Third Point Nominees as directors of the Company.

THIS SOLICITATION IS BEING MADE BY THE THIRD POINT ENTITIES, AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

We urge you to elect the Third Point Nominees to the Company’s Board of Directors (the “Board of Directors” or the “Board”) because, as further discussed in this Proxy Statement, we believe that election of new members to the Board of Directors would be beneficial to the Company and its stockholders.

This Proxy Statement is first being sent or given to stockholders on or about ●, 2018. If your shares are held in your own name, please authorize a proxy to vote by signing and returning the enclosed WHITE proxy card in the postage-paid envelope provided or by instructing us by telephone or via the Internet as to how you would like your shares of Capital Stock voted (instructions are on your WHITE proxy card).

If your shares are held in the name of a brokerage firm, bank or other custodian, only that firm can vote such shares and, with respect to the election of directors, only upon receipt of your specific instruction. Accordingly, we urge you to contact the person responsible for your account and instruct that person to execute the WHITE proxy card on your behalf. Please follow any voting instructions provided by your bank, brokerage firm, dealer, trust company or other nominee.

Thank you for your support,

Sincerely,

Daniel S. Loeb

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting — This Proxy Statement and our WHITE proxy card are available at:

www.okapivote.com/●

www.refreshcampbells.com

If you have any questions regarding your WHITE proxy card or need assistance in executing your proxy, please contact:

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

Stockholders may call toll-free: (855) 208-8902

Banks and brokers call: (212) 297-0720

E-mail: CPBinfo@okapipartners.com

BACKGROUND OF THE SOLICITATION

Third Point is an alternative investment firm managing approximately $18 billion in assets for public institutions, private entities and qualified individual clients. The firm was founded in 1995 by Daniel S. Loeb, who serves as Chief Executive Officer and oversees its investment activity. Third Point employs an opportunistic approach to invest globally in equity and credit securities.

The Third Point Entities began building their current position in shares of Capital Stock in June 2018.

On August 1, 2018, Mr. Loeb met with George W. Strawbridge, Jr. to discuss, among other things, their respective investments in the Company. Following such meeting, Mr. Loeb instructed his representatives to contact Mr. Strawbridge’s representatives to evaluate whether an agreement could be reached with respect to the potential coordination of certain efforts with respect to their investment in the Company.

On August 9, 2018, Third Point and Mr. Strawbridge entered into a letter agreement (the “Letter Agreement”), pursuant to which, among other things, the parties agreed to coordinate certain efforts with respect to their investment in the Company. The Letter Agreement is described in “Information About the Participants — Letter Agreement.” Later on August 9, 2018, Third Point and Mr. Strawbridge each filed a Schedule 13D disclosing that, as of such date, they collectively beneficially owned approximately 8.2% of the Capital Stock outstanding. A copy of the Letter Agreement is filed as Exhibit 1 to the Schedule 13D filed by Third Point on August 9, 2018.

On August 23, 2018, Third Point sent a letter to the Company expressing concern that the Board had ruled out a sale of the Company.

On August 30, 2018, the Company announced that it concluded the best path forward to drive stockholder value is to focus the Company on two core businesses in the North American market with a proven consumer packaged goods business model. The Company noted that it had retained Goldman Sachs and Centerview Partners to commence a process to divest its Campbell International and Campbell Fresh businesses, noting that net sales of these businesses totaled approximately $2.1 billion.

On September 7, 2018, Third Point Offshore Master Fund L.P., a Third Point Entity that is a record holder of Capital Stock, delivered to the Company formal notice of its nomination of the Third Point Nominees for election to the Board at the Annual Meeting.

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REASONS FOR OUR SOLICITATION

We are soliciting your support to elect the Third Point Nominees at the Annual Meeting because we are extremely dissatisfied with the Company’s long term performance. In that regard, we note that as of August 31, 2018, Company shares traded at a price that is over 20% lower than it was 20 years ago, and the Company’s total shareholder return (including dividends) over that same time period has been just 34% versus the S&P 500 up 343%.

We believe that the Board’s failure to have a functioning CEO succession plan in place following Denise Morrison’s sudden exit is a reflection of its inability to conduct one of the most essential duties of any board of directors — to secure capable, continuous leadership for the Company.

In our view, the Board needs to be reconstituted with highly qualified Board members with the requisite experience to drive long-term value. We are confident that we have assembled the right people who will fully explore all available strategies to assist in creating substantial value for the benefit of all Company stockholders. We strongly believe our slate of directors brings sophisticated expertise to oversee the Company. The Third Point Nominees have extensive experience in operations, marketing, strategy, transactions, leadership, capital allocation, and general corporate governance. See the section titled “Matters to be Considered at the Annual Meeting — Biographical Information Regarding the Third Point Nominees” for a description of our nominees’ qualifications.

The Third Point Nominees recognize fully that as members of the Board they will owe fiduciary duties to all stockholders.

WE STRONGLY RECOMMEND A VOTE FOR THE ELECTION OF THE THIRD POINT NOMINEES.

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MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Election of Directors

The Company’s Board of Directors currently consists of twelve directors. Directors hold office until the Company’s next annual meeting following their election or until their successors are elected and qualified, unless prior to that time they have resigned, retired or otherwise left office. At the Annual Meeting, twelve directors are to be elected to the Board of Directors. On September 7, 2018, we gave notice to the Company of our intention to nominate the Third Point Nominees to serve as directors of the Company.

We are seeking your proxy to vote for the election to the Board of Directors of twelve individuals — Franci Blassberg, Matthew Cohen, Sarah Hofstetter, Munib Islam, Lawrence Karlson, Bozoma Saint John, Kurt Schmidt, Raymond Silcock, David Silverman, Michael Silverstein, George Strawbridge, Jr. and William Toler.

Each of the Third Point Nominees has consented to being named a nominee in this Proxy Statement and has confirmed his or her willingness to serve on the Board of Directors if elected. The Third Point Entities do not expect that any of the Third Point Nominees will be unable to stand for election, but in the event that a vacancy in the slate of Third Point Nominees should occur unexpectedly because any Third Point Nominee is unable to serve on the Board of Directors or for good cause will not serve on the Board of Directors, the shares of Capital Stock represented by the WHITE proxy card will be voted for a substitute candidate selected by the Third Point Entities, to the extent this is not prohibited under the Company’s Amended and Restated By-Laws effective March 22, 2017 (the “Bylaws”) and applicable law, in each case in light of the specific facts and circumstances surrounding such substitution. Should the Third Point Entities determine that it is necessary to add nominees in accordance with the Bylaws and applicable law, whether because the Company expands the size of the Board of Directors subsequent to the date of this Proxy Statement or for any other reason, the Third Point Entities will supplement this Proxy Statement.

Directors will be elected by a plurality of the shares represented in person or by proxy and entitled to vote on the election of directors, meaning that the twelve nominees receiving the most votes will be elected. Abstentions and broker non-votes, if any, will have no effect on the result of this vote.

Biographical Information Regarding the Third Point Nominees

The following information concerning the age, principal occupation and business experience during the last five years, and current public directorships of each of the Third Point Nominees has been furnished to the Third Point Entities by each of the Third Point Nominees.

Name, Age and Business Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
Franci Blassberg Age 64 919 Third Avenue New York, NY 10022	Ms. Franci Blassberg has been Of Counsel at Debevoise & Plimpton LLP since 2013 and served as a partner from 1985 until 2012. She spent her career advising clients in setting legal strategy, negotiating complex transactions and counseling on a broad range of business issues. Ms. Blassberg served as a member of Debevoise & Plimpton LLP’s Management Committee and as the founder and co-chair of the Private Equity practice. Ms. Blassberg currently teaches at Cornell Law School, focusing on courses in corporate governance and private equity. Ms. Blassberg has been a member of the Board of Directors of The Lazard Funds, Inc. and Lazard Retirement Series,

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Name, Age and Business Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
Inc. since 2014 and also serves as a member of the Audit Committee. Ms. Blassberg is also Presidential Councillor at Cornell University, a Vice Chair of the Board of the New School, and a member of the Boards of the New York City Ballet and the New York Historical Society. Ms. Blassberg received a B.A. with distinction from Cornell University and a J.D. magma cum laude from Cornell Law School. Throughout her career, Ms. Blassberg has worked with companies as an advisor to address significant corporate transactions, corporate governance issues and corporate finance strategies. This experience includes significant time and effort spent with directors, employees, management teams and investors. For these reasons, we believe Ms. Blassberg is exceptionally well-qualified to serve as a director of the Company.

Matthew Cohen Age 36 390 Park Avenue 19th Floor New York, NY 10022	Mr. Matthew Cohen joined Third Point in 2008. Mr. Cohen currently serves as a Managing Director of Third Point and oversees the fund’s efforts in the consumer sector. Prior to joining Third Point in 2008, he was an associate at Bain Capital, where he focused on private equity investments. Prior to Bain Capital, he was a consultant at McKinsey & Company. Mr. Cohen graduated summa cum laude with a B.S.E. in Economics from the Wharton School at the University of Pennsylvania. Mr. Cohen has extensive knowledge of the consumer products industry and financial experience and expertise. For these reasons, we believe Mr. Cohen is exceptionally well-qualified to serve as a director of the Company.

Sarah Hofstetter Age 44 32 Avenue of the Americas 6th Floor New York, NY 10013	Ms. Sarah Hofstetter will become President of ComScore, Inc., effective October 4, 2018, a global information and analytics company that measures consumer audiences and advertising across media platforms. Effective October 3, 2018, Ms. Hofstetter will resign as Chairwoman of 360i, a U.S. advertising arm of Dentsu, Inc., a Japanese advertising and public relations company, that has helped its clients capitalize on industry changes, a position Ms. Hofstetter assumed in April 2018. From 2013 until April 2018, Ms. Hofstetter served as Chief Executive Officer of 360i, and from 2006 to 2010 as Senior Vice President, Emerging Media & Brand Strategy. Under Ms. Hofstetter’s stewardship,

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Name, Age and Business Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
360i was named Adweek’s Breakthrough Media Agency of the Year in 2018 and featured in Ad Age’s coveted A-List issue for eight consecutive years from 2011 to 2018. Ms. Hofstetter currently sits on the Board of Directors of American Association of Advertising Agencies (“4A”), and was named to both the 2014 American Advertising Federation Hall of Achievement and the 4A’s list of 100 People Who Make Advertising Great in 2017. Prior to joining 360i, Ms. Hofstetter founded Kayak Communications, a marketing agency focused on developing brand strategy and communications plans for new media brands, where she also served as President from 2004 to 2006. Before starting her own agency, Ms. Hofstetter served in a series of senior leadership positions at Net2Phone, a subsidiary of IDT Corporation, from 1998 to 2004 and at IDT Corporation, a telecommunications company, from 1996 to 1998. Ms. Hofstetter graduated from Queens College, City University of New York with a B.A. in Sociology and Journalism. Over the course of her career, Ms. Hofstetter has served in positions requiring strong leadership and has demonstrated an ability to help steer businesses through times of disruption. For these reasons, we believe Ms. Hofstetter is exceptionally well-qualified to serve as a director of the Company.

Munib Islam Age 44 390 Park Avenue, 19th Floor, New York, NY 10022	Mr. Islam is a Partner and the Head of Equities Research at Third Point, a registered investment adviser headquartered in New York City. He also serves on Third Point’s Risk Committee. From 2008 to 2011, Mr. Islam was a Managing Director and Portfolio Manager of the Highbridge European Value Equities fund at Highbridge Capital. Mr. Islam first joined Third Point in 2004, after working as an associate at Oak Hill Capital and at Lazard LLC. Mr. Islam has served on the Board of Directors of Baxter International, Inc. since 2015. As the Head of Equities Research at Third Point, Mr. Islam has significant capital allocation, investment management and financial experience and expertise. For these reasons, we believe Mr. Islam is exceptionally well-qualified to serve as a director of the Company.

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Name, Age and Business Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
Lawrence C. Karlson Age 75 2401 Casas De Marbella Drive Palm Beach Gardens, FL 33410	Mr. Lawrence Karlson is a private investor. He has served as a member of the Advisory Board of the Berwind Corporation, a multi-billion-dollar investment company, since 1989 and currently is the Chair of the Audit Committee and member of the Finance Committee. Mr. Karlson formerly served as the Chairman and Chief Executive Officer of Berwind Financial Corporation, a leveraged buyout firm, from 2001 to 2004. He also served as a director and chair of Amerisource Corporation until 2001. Mr. Karlson began his career at Fisher & Porter Co., an instruments manufacturer, where he served in various positions, including Director and President of U.S. Operations. In 1983, Mr. Karlson formed Nobel Electronics that subsequently merged with Pharos AB, an instruments manufacturer, where he served as a director and became President and Chief Executive Officer. In 1990, Pharos AB acquired Spectra Physics. He served the successor company Spectra Physics AB, a provider of laser technology and products, as a director and non-executive Chairman until his retirement the same year. Mr. Karlson has served on the Board of Directors of H&E Equipment Services, Inc. since 2002. He previously served on the Board of Directors of CDI Corporation from 1989 to 2017 and the Board of Directors of the Company from 2009 to 2015 where he also served on the Audit Committee and the Finance and Corporate Development Committee. Mr. Karlson also serves on the Board of Directors of Harris Group, Inc. as the Chair of the Compensation Committee and a member of the Audit Committee and Aegis Software, Inc. as a member of the Compensation Committee. Mr. Karlson graduated with a Diploma in Engineering from Ryerson University, Toronto, Canada, in 1963 and received an MBA from the Wharton School of the University of Pennsylvania in 1980. Mr. Karlson has 50 years of experience as an international manager and extensive experience on the Board of Directors of numerous companies in a wide variety of industries. Mr. Karlson is also the author of “Corporate Value Creation—An Operations Framework for Nonfinancial Managers” published in 2015. Through his service on the Company’s Board of Directors, he also has extensive knowledge about the Company. For these reasons, we believe Mr. Karlson is exceptionally well-qualified to serve as a director of the Company.

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Name, Age and Business Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
Bozoma Saint John Age 41 9601 Wilshire Blvd. Beverly Hills, CA 90210	Ms. Bozoma Saint John has served as Chief Marketing Officer of Endeavor Co. since June 11, 2018. Prior to joining Endeavor Co., Ms. Saint John served as Chief Brand Officer of Uber Technologies Inc., an on-demand car service company, from June 2017 until June 11, 2018. Additionally, she served as Head of Global Consumer Marketing for Apple Music from April 2014 until June 2017 and Head of Music and Entertainment Marketing for PepsiCo from January 2011 until April 2014. Ms. Saint John has been recognized in Fast Company’s 100 Most Creative People; Ad Age’s 50 Most Creative People, Innovators & Stars; Fortune’s Disruptors and 40 Under 40; Billboard’s Female Executive of the Year; Ebony’s 100 Most Powerful Executives; and Adweek’s Most Exciting Personalities in Advertising. Ms. Saint John has approximately twenty years of marketing and advertising experience with public, global brands. For these reasons, we believe Ms. Saint John is exceptionally well-qualified to serve as a director of the Company.

Kurt T. Schmidt Age 61 131 Black River Road Long Valley, NJ 07853	Mr. Kurt Schmidt is currently retired and formerly served as a director and the Chief Executive Officer of Blue Buffalo Company, Ltd. (“Blue Buffalo”), a pet food company, from 2012 to December 31, 2016. Prior to joining Blue Buffalo, from 2011 to 2012, Mr. Schmidt served as a Deputy Executive Vice President at Nestlé Nutrition at Nestlé S.A. (“Nestlé”), a multinational food and beverage company. At Nestlé, Mr. Schmidt was responsible for the $8 billion global Health & Wellness Division, and he was a member of Nestlé’s Executive Committee. Mr. Schmidt joined Nestlé in 2007 as part of its acquisition of Gerber Products from Novartis, where he was the President and Chief Executive Officer of Gerber Products Company, a baby food and baby products manufacturer, from 2004 to 2007. Mr. Schmidt received a B.S. in Chemistry from the United States Naval Academy and an MBA from the University of Chicago. Through his service in senior management roles for various companies in the food and beverage industry, Mr. Schmidt has extensive industry knowledge. For these reasons, we believe Mr. Schmidt is exceptionally well-qualified to serve as a director of the Company.

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Name, Age and Business Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships

Raymond Silcock Age 67 1541 Champion Drive Carrollton, TX 75006	Mr. Raymond Silcock has been the chief financial officer of International Nutrition & Wellness Holdings, a Rosewood private investment company with a mission to partner with and acquire companies in the nutrition and wellness space, since August 2018. Mr. Silcock previously served as the Chief Financial Officer of CTI Foods from June 2016 to July 2018. CTI Foods is a culinary-driven company that offers a diverse range of custom food solutions to the foodservice industry. Prior to this role, Mr. Silcock served as Executive Vice President and Chief Financial Officer of Diamond Foods Inc. from June 2013 until its sale to Snyders-Lance in March 2016. Previously, Mr. Silcock was Senior Vice President and Chief Financial Officer of The Great Atlantic and Pacific Tea Company following its emergence from bankruptcy in March 2012 until February 2013 and was the Head of Finance from December 2011 to March 2012. From December 2009 to December 2011, he was an independent management consultant with clients including The Great Atlantic and Pacific Tea Company and Palm Ventures LLC. Mr. Silcock was Senior Vice President and Chief Financial Officer of UST Inc. from July 2007 until it was acquired by Altria in April 2009. Before joining UST Inc., Mr. Silcock was Executive Vice President and Chief Financial Officer of Swift & Company from 2006 to 2007 and Executive Vice President and Chief Financial Officer of Cott Corporation from 1998 to 2005. Mr. Silcock also held various positions at Campbell Soup Company, where he worked from 1979 to 1997, culminating in Vice President, Finance for the Bakery and Confectionary Division. Mr. Silcock has been a member of the Board of Directors of Pinnacle Foods, Inc. since 2008 and currently serves as chair of the Audit Committee and is a member of the Compensation Committee. Mr. Silcock also joined the Board of Directors of Jones Soda Co. in 2018. Mr. Silcock received his MBA from the Wharton School of the University of Pennsylvania and is a Fellow of the Chartered Institute of Cost & Management Accountants (United Kingdom). Mr. Silcock has significant executive and board level experience, including experience leading a consumer packaged goods company. Mr. Silcock also has held positions with a focus on financial management and financial reporting. For these reasons, we believe Mr. Silcock is exceptionally well-qualified to serve as a director of the Company.

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Name, Age and Business Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
David Silverman Age 42 1445 New York Avenue NW First Floor Washington, D.C. 20005	Mr. David Silverman is the Founder and Chief Executive Officer of CrossLead, Inc. (“CrossLead”). CrossLead was founded in 2016 and is a technology company whose product suite is being used by top leaders and companies around the globe. As CEO, Mr. Silverman is responsible for the success, growth, profitability, and strategic direction of the company and he is actively involved in product development and supporting client engagements. Prior to CrossLead, Mr. Silverman co-founded the McChrystal Group, an advisory services and leadership development firm, where he served as CEO from 2011 until 2015. A graduate of the United States Naval Academy, David served as a Navy SEAL from 1998-2011. He is an experienced and combat-decorated veteran with six operational deployments around the world, including combat deployments to Iraq, Afghanistan, and Southeast Asia. Mr. Silverman is active in several veteran non-profits, is on the board of the Navy League and is a member of the Young Presidents Organization. Over the course of his career, Mr. Silverman has served in positions requiring strong leadership and management skills. For these reasons, we believe Mr. Silverman is exceptionally well-qualified to serve as a director of the Company.

Michael J. Silverstein Age 63 321 E. 43rd Street #901 New York, NY 10017	Mr. Michael Silverstein is currently a private investor. Mr Silverstein served as an operating executive at The Carlyle Group from December of 2016 to September of 2018, where he conducted research and due diligence on possible acquisitions for the Carlyle Group U.S. Buyout Company. Mr. Silverstein formerly served as a Senior Partner and Managing Director at the Boston Consulting Group (“BCG”), a multinational management consulting firm, from 1993 to 2016, where he ran major engagements as an external consultant to major packaged goods, retail and other clients. During his employment at BCG, he provided a wide range of client services, helping companies achieve their goals of growth, M&A, cost reduction and innovation, and also served on BCG’s Executive Committee. He served as Global Practice Leader for BCG’s Consumer and Retail Practice. Mr. Silverstein previously served on the Board of Directors of FTD Companies, Inc. from 2014 to 2017.

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Name, Age and Business Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
Mr. Silverstein also served on the Board of Directors of Acosta, Inc., a Carlyle Group portfolio company, from 2017 to 2018. Mr. Silverstein received a B.A. in Economics and History from Brown University and an MBA with distinction from Harvard Business School. Mr. Silverstein is an authority on consumer marketing and profit improvement in consumer packaged goods businesses. He also published five books about consumer trends, consumer buying patterns and growth levers which have been translated into a dozen languages and used as textbooks at many business schools. He is an authority on food, role of diet in health, grocery retailing, category growth strategy and return expectations. For these reasons, we believe Mr. Silverstein is exceptionally well-qualified to serve as a director of the Company.

George W. Strawbridge, Jr. Age 80 3801 Kennett Pike B-100, Wilmington, DE 19807	Mr. George Strawbridge, Jr. is currently a private investor. Mr. Strawbridge was a member of the Company’s Board of Directors from 1988 until 2009. While a director of the Company, he served on various committees including the Governance Committee (1992-2005; Chair from 1997-2005), Executive Committee (1992-2002), Audit Committee (1988-1993; 2001-2009), Compensation and Organization Committee (1994-1999) and Finance and Corporate Development Committee (2000; 2006-2009). Mr. Strawbridge was also a director of Meridian Bancorp. from 1988 until 1996 and CoreStates Bank from 1996 until 1998, when it was acquired by First Union, which in turn was acquired by Wells Fargo. He received a B.A. from Trinity College and an M.A. and Ph.D. (with distinction) in Latin American History from the University of Pennsylvania and was an adjunct professor of Latin American History and Political Science at Widener University from 1974 until 1990. As a descendant of Campbell Soup Company’s founder and a prior director on the Board of the Company, Mr. Strawbridge has extensive knowledge of the Company’s history, organization and culture. For these reasons, we believe Mr. Strawbridge is exceptionally well-qualified to serve as a director of the Company.

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Name, Age and Business Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
William D. Toler Age 59 202 San Mateo Drive Bonita Springs, FL 34134	Mr. William Toler formerly served as the President and Chief Executive Officer of Hostess Brands, Inc. (“Hostess”), a packaged food company, from 2016 until his retirement in 2018 and as a director of Hostess from 2017 to 2018. He also served as the President and Chief Executive Officer of Hostess Brands, LLC from 2014 to 2018. Prior to joining Hostess Brands, LLC, he worked as an operating partner at Oaktree Capital, an asset management company, from 2013 to 2014. Prior to that, he served from 2008 to 2013 as the Chief Executive Officer of AdvancePierre Foods, Inc. (“AdvancePierre”), a supplier of value-added protein and hand-held convenience products. Prior to joining AdvancePierre, Mr. Toler was President of Pinnacle Foods, a packaged foods company, from 2005 to 2008, and President of Campbell Sales Company, a subsidiary of the Company, from 1995 to 2000. He has also held key positions at ICG Commerce, Nabisco, Reckitt & Colman Limited and The Procter & Gamble Company. Mr. Toler graduated from North Carolina State University in 1981 with majors in both business management and economics. He has 38 years of experience in the consumer packaged goods industry. Through the senior management role at Campbell Sales Company, he also has extensive knowledge about the Company. For these reasons, we believe Mr. Toler is exceptionally well-qualified to serve as a director of the Company.

If elected, each Third Point Nominee would receive such directors’ fees as may be payable by the Company in accordance with its practice at the time. Except as described below, there are no understandings or arrangements between any of the Third Point Nominees or any other person pursuant to which the nominations are to be made by the Third Point Entities. Pursuant to nominee agreements entered into by each of the Third Point Nominees with Third Point, Third Point agreed to pay a fee of $50,000 to each Third Point Nominee (other than Messrs. Strawbridge, Islam and Cohen) for serving as a nominee and will indemnify each Third Point Nominee against certain potential liabilities that might arise in connection with such Third Point Nominee being named as a director nominee and related matters. Such fee and indemnification provisions of the nominee agreements only cover a nominee’s service as a nominee and not, if elected, as a director of the Company. Additional information concerning the Third Point Nominees is set forth in Appendix A to this Proxy Statement.

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Other Matters Likely to Be Considered at the Annual Meeting

We currently expect that at the Annual Meeting the stockholders will be asked to approve the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for fiscal 2019. Based on information contained in the Company’s 2017 annual meeting proxy statement (the “2017 Proxy Statement”) stockholder ratification is not required under the laws of the State of New Jersey or the Company’s Restated Certificate of Incorporation or By-laws but, as a matter of good corporate governance, the Board submits the proposal to stockholders. Even if the appointment is ratified, the Audit Committee may select a different audit firm at any time during the year if it determines that this would be in the best interests of the Company and its stockholders. The affirmative vote of a majority of the votes cast at the meeting is required for ratification. Abstentions will not be counted as votes cast on this proposal. According to the Company’s 2017 Proxy Statement, if the appointment is not ratified, the Audit Committee will consider whether it is appropriate to select another audit firm. We recommend that you vote “FOR” this proposal by checking the appropriate box and signing, dating and returning the enclosed WHITE proxy card.

Based on information contained in the Company’s 2017 Proxy Statement, it is expected that at the Annual Meeting the stockholders will be asked to vote, on an advisory basis, whether to approve the compensation of the Company’s named executive officers. Based on the Company’s 2017 Proxy Statement, the approval of this matter on an advisory basis requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will not be counted as votes cast on this proposal. As set forth above in the section titled “Reasons for Our Solicitation” we believe the Company has performed poorly and we recommend voting “AGAINST” the advisory vote to approve the compensation of the Company’s named executive officers.

The accompanying WHITE proxy card includes a proposal ratifying the appointment of PwC as the Company’s independent registered public accounting firm for fiscal 2019 and a proposal regarding the approval on an advisory basis, of the compensation of the Company’s named executive officers; however, the proxy card can only be voted on these proposals if the proposals are actually presented at the Annual Meeting. You may vote for or against, or you may abstain from voting on, these proposals, and the accompanying WHITE proxy card will be voted on these proposals in accordance with your instructions thereon if these proposals are presented at the Annual Meeting. If you do not indicate any voting instruction, you will be deemed to have given a direction to vote the shares represented by the WHITE proxy card with “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm and “AGAINST” the possible approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Except as set forth in this Proxy Statement, including the possible ratification of the appointment of the Company’s independent registered public accounting firm and the possible approval, on an advisory basis, of the compensation of the Company’s named executive officers, the Third Point Entities are not aware of any other matter to be considered at the Annual Meeting. However, if the Third Point Entities learn of any other proposals made at a reasonable time before the Annual Meeting, the Third Point Entities will either supplement this Proxy Statement and provide stockholders with an opportunity to vote by proxy directly on such matters or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the WHITE proxy card solicited by the Third Point Entities will vote such proxies in their discretion.

The participants in this solicitation intend to vote their shares “FOR” the election of the Third Point Nominees, “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2019, and “AGAINST” the advisory resolution to approve executive compensation.

The Company has set the close of business on ●, 2018 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is One Campbell Place, Camden, New Jersey 08103. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were ● shares of Capital Stock outstanding.

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INFORMATION ABOUT THE PARTICIPANTS

Third Point Entities

Daniel S. Loeb is the managing member of Third Point LLC and controls Third Point LLC’s business activities. The principal business of Mr. Loeb is to act as the managing member of Third Point LLC. Third Point LLC is organized as a limited liability company under the laws of the State of Delaware, and its principal business is to serve as investment manager or adviser to a variety of funds and managed accounts (such funds and accounts, the “Funds”), and to control the investing and trading in securities of the Funds. Third Point Partners Qualified L.P. is organized as a limited partnership under the laws of the State of Delaware, and its principal business is to invest and trade in securities. Third Point Partners L.P. is organized as a limited partnership under the laws of the State of Delaware, and its principal business is to invest and trade in securities. Third Point Offshore Master Fund L.P. is organized as an exempted limited partnership under the laws of the Cayman Islands, and its principal business is to invest and trade in securities. Third Point Ultra Master Fund L.P. is organized as an exempted limited partnership under the laws of the Cayman Islands, and its principal business is to invest and trade in securities. Third Point Enhanced LP is organized as an exempted limited partnership under the laws of the Cayman Islands, and its principal business is to invest and trade in securities. Third Point Advisors LLC is organized as a limited liability company under the laws of the State of Delaware, and its principal business is to serve as the general partner of Third Point Enhanced LP, Third Point Partners Qualified L.P. and Third Point Partners L.P. Third Point Advisors II LLC is organized as a limited liability company under the laws of the State of Delaware, and its principal business is to serve as the general partner of Third Point Offshore Master Fund L.P. and Third Point Ultra Master Fund L.P.

The Third Point Entities’ principal business address is 390 Park Avenue, 19th Floor, New York, NY 10022.

The Third Point Entities beneficially own an aggregate of 17,000,000 shares of Capital Stock, representing approximately 5.65% of the shares of Capital Stock as reported to be outstanding by the Company as of May 31, 2018.

Additional information concerning transactions in securities of the Company effected during the past two years by the Third Point Entities and the Third Point Nominees is set forth in Appendix B to this Proxy Statement.

Third Point Nominees

See the section titled “Matters to be considered at the Annual Meeting — Biographical Information Regarding the Third Point Nominees.”

Letter Agreement

On August 9, 2018, Third Point and Mr. George Strawbridge, Jr. entered into the Letter Agreement, pursuant to which, among other things, the parties agreed to coordinate certain efforts with respect to their investment in the Company. The Letter Agreement provides that Third Point will take the lead on all activities related to the parties’ pursuit of representation on the Board including: (i) the selection of individuals to serve as directors of the Company; provided, that, (x) if requested by Mr. Strawbridge, Third Point will include the three potential designees previously suggested by Mr. Strawbridge, subject to the completion of due diligence, including background checks and entry, if appropriate, into customary nomination agreements, and (y) Third Point will designate the remaining designees subject to the reasonable review of, including a review of background checks by Mr. Strawbridge; provided, that Third Point will consider additional designee suggestions from Mr. Strawbridge; (ii) the making, revising or withdrawing of any proposals to the Company regarding the conduct of its business, corporate governance matters (other than the designation of nominees for election to the Board), corporate transactions or otherwise; (iii) the conduct or settlement of any proxy contest, consent

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solicitation or similar actions involving the Company (other than the designation of nominees for election to the Board); (iv) the manner, form, content and timing of any communications with the Company as well as any public disclosures, public statements or other public communications, in each case relating to the Company, the Letter Agreement or the activities contemplated by the Letter Agreement (except to the extent such disclosure by Mr. Strawbridge is required by a regulatory filing, but subject to the Letter Agreement); and (v) the conduct of any litigation or investigation related to the Company or the activities contemplated by the Letter Agreement so long as, in each case, Mr. Strawbridge is not a party thereto; provided, however, that Third Point will not enter into any settlement or other agreement with the Company or its Board involving the governance of the Company (including board composition) or the pursuit of a corporate transaction involving the Company without the consent of Mr. Strawbridge, unless the settlement or agreement includes the addition to the Board of directors designated by each party that are reasonably acceptable to both parties to the Letter Agreement. A copy of the Letter Agreement is filed as Exhibit 1 to the Schedule 13D filed by Third Point on August 9, 2018.

Nominee Agreements

Pursuant to nominee agreements entered into by each of the Third Point Nominees with Third Point on September 6, 2018, Third Point agreed to pay a fee of $50,000 to each Third Point Nominee (other than Messrs. Strawbridge, Islam and Cohen) for serving as a nominee and will indemnify each of the Third Point Nominees against certain potential liabilities that might arise in connection with such Third Point Nominee being named as a director nominee and related matters. Such fee and indemnification provisions of the nominee agreements only cover a nominee’s service as a nominee and not, if elected, as a director of the Company.

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VOTING AND PROXY PROCEDURES

How do I vote by proxy?

If your shares are held in your name, you may vote by proxy as follows:

Vote by Telephone — Please call toll-free from the U.S. or Canada the phone number listed on your proxy card and follow the simple instructions provided. You will be required to provide the unique control number printed on your proxy card.

Vote by Internet — Please access the website linked on your proxy card and follow the simple instructions provided. Please note you must type an “s” after “http”. You will be required to provide the unique control number printed on your proxy card.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card.

Vote by Mail — If you do not have access to a touch-tone telephone or to the Internet or wish to vote by mail, please sign, date and return the proxy card in the envelope provided, or mail to: Third Point LLC, c/o Okapi Partners, 1212 Avenue of the Americas, 24th Floor, New York, New York 10036.

The telephone and Internet voting procedures use a control number that appears on your WHITE proxy card to authenticate you as a stockholder of record and to allow you to confirm that your voting instructions have been correctly recorded. If you vote by telephone or Internet, you do not need to return the WHITE proxy card.

How do I vote shares that I hold through a broker, bank or other custodian?

If you hold shares through someone else, such as a broker, bank or other custodian, you will receive voting material from that firm. You can complete the WHITE voting form and return it as requested by the firm. If the firm offers Internet or telephone voting, the voting form will contain instructions on how to access and utilize those voting methods. If you hold your shares in a stock brokerage account or by a bank or other custodian, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other custodian and present it at the Annual Meeting.

What if I plan to attend the Annual Meeting, should I still submit a WHITE proxy card?

Yes. Whether or not you plan to attend the Annual Meeting, we urge you to submit a WHITE proxy card. Returning the enclosed proxy card will not affect your right to attend and vote at the Annual Meeting.

What if I want to revoke my proxy?

Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by (i) submitting a duly executed proxy bearing a later date or submitting a later proxy using the telephone or Internet voting procedures described above, (ii) filing a later-dated written revocation with the Secretary of the Company, or (iii) attending and voting at the Annual Meeting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation. If you hold your shares in a brokerage account or by a bank or other custodian, unless you have obtained a “legal proxy” from your bank, broker or other custodian, you will need to follow the instructions provided by your bank, broker or other custodian to revoke your voting form or submit a new voting form.

What should I do if I receive a proxy card solicited by the Company?

If you submit a proxy to us by signing and returning the enclosed WHITE proxy card, do not sign or return the proxy card solicited by the Company or follow any voting instructions provided by the Company unless you intend to change your vote, because only your latest-dated proxy will be counted.

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If you have already sent a proxy card to the Company, or voted for its nominees through telephone or Internet voting procedures, you may revoke that vote and provide your support to the Third Point Nominees by signing, dating and returning the enclosed WHITE proxy card or by following the instructions to vote by telephone or Internet described above.

Who can vote?

Holders of Capital Stock as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. If you are a stockholder of record on the Record Date, you will retain the voting rights in connection with the Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares of Capital Stock held by you on the Record Date, or grant a proxy to vote such shares on the WHITE proxy card, even if you sell such shares after such date.

What is the required quorum?

The holders of record of a majority of the shares of the Capital Stock of the Company issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the Annual Meeting.

What vote is required for the proposals at the Annual Meeting?

Election of Directors — Based on the Company’s Bylaws, assuming that a quorum is present, in a contested election where the number of director nominees exceeds the number of directors to be elected, directors are elected by a plurality of the shares represented in person or by proxy and entitled to vote on the election of directors, meaning that the twelve nominees receiving the most votes would be elected to the Board. Abstentions and broker non-votes, if any, will have no effect on the result of this vote.

Ratification of the Appointment of Accounting Firm — According to the Company’s 2017 Proxy Statement, assuming that a quorum is present, for the ratification of the appointment of PricewaterhouseCoopers LLP, the affirmative vote of the holders of a majority of the votes cast is required for approval. According to the Company’s 2017 Proxy Statement, abstentions will not be counted as votes cast on this proposal.

Advisory Vote on Executive Compensation — According to the Company’s 2017 Proxy Statement, although the vote is non-binding, assuming that a quorum is present, for the advisory vote on executive compensation, the affirmative vote of the holders of a majority of the votes cast is required for approval. According to the Company’s 2017 Proxy Statement, abstentions and broker non-votes will not be counted as votes cast on this proposal.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE THIRD POINT NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS ON YOUR WHITE PROXY CARD TO VOTE BY TELEPHONE OR VIA THE INTERNET.

Under applicable New Jersey law, none of the holders of Capital Stock are entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting.

If you sign and submit your WHITE proxy card without specifying how you would like your shares voted, your shares will be voted “FOR” the election of the Third Point Nominees and you will be deemed to have given a direction to vote the shares represented by the WHITE proxy card “FOR” the possible ratification of the appointment of the Company’s independent registered public accounting firm and “AGAINST” the possible approval, on an advisory basis, of the compensation of the Company’s named executive officers.

BY EXECUTING THE WHITE PROXY CARD YOU ARE AUTHORIZING THE PERSONS NAMED AS PROXIES TO REVOKE ALL PRIOR PROXIES ON YOUR BEHALF.

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SOLICITATION; EXPENSES

Proxies may be solicited by mail, advertisement, telephone, internet, e-mail, facsimile, other media and personal solicitation by the Third Point Entities and by the Third Point Nominees. No additional compensation will be paid to the Third Point Entities or to the Third Point Nominees for the solicitation of proxies. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the Third Point Entities’ solicitation material to their customers for whom they hold shares, and the Third Point Entities will reimburse them for their reasonable out-of-pocket expenses.

Third Point has retained Okapi Partners LLC (“Okapi”) to assist in the solicitation of proxies and for related services. Third Point will pay Okapi an estimated fee of up to $625,000 and has agreed to reimburse Okapi for certain out-of-pocket fees and expenses and to indemnify Okapi against certain liabilities and expenses, including reasonable legal fees and related charges. Third Point has agreed to pay an additional discretionary fee to Okapi, the amount of which is to be determined in the sole discretion of Third Point, upon conclusion of a proxy campaign. Okapi will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Approximately 135 persons will be used by Okapi in its solicitation efforts.

The entire expense of preparing, assembling, printing and mailing this Proxy Statement and related materials and the cost of soliciting proxies will be borne by the Third Point Entities. To the extent legally permissible, if successful in the election of one or more of the Third Point Nominees, we currently intend to seek reimbursement from the Company for the costs of this solicitation. We do not currently intend to submit the question of such reimbursement to a vote of the stockholders of the Company.

The Third Point Entities estimate that the total expenditures relating to its proxy solicitation incurred by the Third Point Entities will be approximately $●, approximately $800,000 of which has been incurred to date. Such costs include fees paid to certain of the Third Point Nominees (as described under in the section titled “Information About the Participants — Nominee Agreements”) but do not include legal fees and expenses in connection with any potential litigation.

If you have any questions concerning this Proxy Statement or the procedures to be followed to execute and deliver a proxy, please contact Okapi at the address or phone number specified above.

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INFORMATION ABOUT THE COMPANY

Based upon documents publicly filed by the Company, the mailing address of the principal executive offices of the Company is One Campbell Place, Camden, New Jersey 08103.

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, in accordance therewith, is required to file reports, proxy statements and other information with the SEC. Reports, registration statements, proxy statements and other information filed by the Company with the SEC may be inspected at, and copies may be obtained from, the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers and others that file electronically with the SEC may be obtained free of charge.

The Third Point Entities have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Company’s proxy statement, in reliance on Rule 14a-5(c) of the Exchange Act. Such disclosure includes Item 1 of Schedule 14A (date, time and place of the Annual Meeting), Item 5 of Schedule 14A (interest of certain persons in matters to be acted upon, other than the Third Point Nominees and Third Point Entities), Item 6 of Schedule 14A (voting securities and principal holders thereof, other than the Third Point Nominees and Third Point Entities), Item 7 of Schedule 14A (directors and executive officers, other than the Third Point Nominees), Item 8 of Schedule 14A (compensation of directors and executive officers), Item 9 of Schedule 14A (independent public accountants), information concerning the proposal regarding the possible approval, on an advisory basis, of the compensation of the Company’s named executive officers, the date by which proposals of stockholders intended to be presented at the 2019 annual meeting of stockholders of the Company must be received by the Company in order to be included in the Company’s proxy materials for that meeting and the date after which stockholder proposals for the 2019 annual meeting of stockholders of the Company will be considered untimely. Please refer to the Company’s proxy statement for such information. Except as otherwise noted herein, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Although the Third Point Entities do not have any knowledge indicating that any statement contained herein is untrue, we do not take any responsibility, except to the extent imposed by law, for the accuracy or completeness of statements taken from public documents and records that were not prepared by or on behalf of the Third Point Entities, or for any failure by the Company to disclose events that may affect the significance or accuracy of such information.

WE URGE YOU NOT TO RETURN ANY PROXY CARD YOU RECEIVE FROM THE COMPANY —EVEN AS A PROTEST VOTE. EVEN IF YOU PREVIOUSLY HAVE SUBMITTED A PROXY CARD FURNISHED BY THE COMPANY, IT IS NOT TOO LATE TO CHANGE YOUR VOTE BY INTERNET OR TELEPHONE OR SIMPLY BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. WE URGE THAT YOU VOTE BY INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD TO US TODAY.

IF A STOCKHOLDER RETURNS A WHITE PROXY CARD THAT IS SIGNED, DATED AND NOT MARKED WITH RESPECT TO A PROPOSAL, THAT STOCKHOLDER WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE “FOR” THE THIRD POINT NOMINEES; “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND “AGAINST” THE POSSIBLE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

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CERTAIN EFFECTS OF THE SOLICITATION

If Third Point is successful in electing Third Point Nominees that represent a majority of the Board at the Annual Meeting, then a “change in control” of the Board may be deemed to have occurred. Based on a review of the Company’s publicly available documents and the Company’s 2017 Proxy Statement, such a change in control would trigger potential “double-trigger” provisions under certain of the Company’s plans and agreements, including:

•

Under Change in Control Severance Agreements with the Company’s named executive officers (“NEOs”), specified severance protections apply in the event an NEO is terminated by the Company without “cause” or an NEO resigns with “good reason” within two years following a “change in control.” The benefits include a payment of 2.5 times such NEO’s base salary; a lump sum pro rata bonus for the year of termination; a payment equal to 2.5 times such NEO’s target bonus; Company-paid medical and life insurance benefits for up to 30 months; a lump sum payment equal to additional retirement benefits the NEO would have accrued for up to 30 months; and vesting in equity awards.

•

Under the Company’s 2015 Long-Term Incentive Plan, if, within 24 months following a “change in control,” the employment of a participant is terminated by the Company without “cause” or the participant resigns with “good reason”, then all outstanding stock options, stock appreciation rights and time-lapse restricted stock will vest 100%, and restricted performance stock and performance units will vest at the greater of (i) 50% or (ii) a pro rata portion based on the time elapsed from grant to the termination of employment.

Pursuant to the terms of the Company’s floating rate notes due 2020, floating rate notes due 2021, 3.300% notes due 2021, 3.650% notes due 2023, 3.300% notes due 2025, 3.950% notes due 2025, 4.150% notes due 2028 and 4.800% notes due 2048 (collective, the “Notes”) if the Company experiences a “change of control” and corresponding ratings downgrade below investment grade by each of the ratings agencies within 60 days following the earlier of the occurrence of a “change of control” and the first public announcement of the occurrence of a change of control or the Company’s intention to effect a “change of control” unless the Company has exercised its right to redeem all of the notes of such series, each holder of notes of such series will have the right to require the Company to purchase all or a portion of such holder’s notes of such series at a purchase price in cash equal to 101 % of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase. A “change of control” occurs on the first day on which a majority of the members of the Company’s Board of Directors are not “continuing directors.” A “continuing director” is a member of the Company’s Board of Directors who (1) was a member of Company’s Board of Directors on the date of the issuance of the Notes (March 16, 2018 (or March 19, 2015 in the case of the 3.300% notes due 2025)), or (2) was nominated for election or elected to the Company’s Board of Directors with the approval of a majority of the “continuing directors” who were members of Company’s Board of Directors at the time of such nomination or election (either by a specific vote or by approval of a proxy statement in which such member was named as a nominee for election as a director). Pursuant to the terms of the Notes, the corresponding ratings downgrade below investment grade will only occur if each rating agency making the reduction in rating publicly announces (or confirms or informs the trustee of the notes at the Company’s request) that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the “change of control.” However, the Continuing Directors are entitled to approve the Third Point Nominees for purposes of the Company’s Notes, which would prevent the Company from being forced to offer to repurchase its outstanding Notes if it experiences such “change of control” and corresponding ratings downgrade below investment grade as a result of the election of a number of the Third Point Nominees that represent a majority of the Board.

Pursuant to the Company’s three-year term loan credit agreement, dated December 29, 2017, and the Company’s five-year credit agreement, dated December 9, 2016 (together, the “Credit Agreements”), if the Company experiences a “change of control” and corresponding ratings downgrade below investment grade by each of the ratings agencies within 60 days following the earlier of the occurrence of a “change of control” and

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the first public announcement of the occurrence of a change of control or the Company’s intention to effect a “change of control” then, an “Event of Default” shall occur entitling the lenders to accelerate the outstanding obligations thereunder. Similar to the Notes, a “change of control” occurs on the first day on which a majority of the members of the Company’s Board of Directors are not “continuing directors.” A “continuing director” is a member of the Company’s Board of Directors who (1) was a member of Company’s Board of Directors on, for purposes of the three-year term loan credit agreement, the effective date thereof, and for purposes of the five-year credit agreement, December 9, 2016, or (2) was nominated for election or elected to the Company’s Board of Directors with the approval of a majority of the “continuing directors” who were members of Company’s Board of Directors at the time of such nomination or election (either by a specific vote or by approval of a proxy statement in which such member was named as a nominee for election as a director). Pursuant to the terms of the term loan credit agreement, the corresponding ratings downgrade below investment grade will only occur if each rating agency making the reduction in rating publicly announces (or confirms or informs the administrative agent at the Company’s request) that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the “change of control.” However, the Continuing Directors are entitled to approve the Third Point Nominees for purposes of the Credit Agreements, which would prevent the lenders from accelerating the outstanding obligations thereunder if the Company experiences such “change of control” and corresponding ratings downgrade below investment grade as a result of the election of a number of the Third Point Nominees that represent a majority of the Board.

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FORWARD LOOKING STATEMENTS

This Proxy Statement may include forward-looking statements that reflect the Third Point Entities’ current views with respect to future events. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” or similar words are often used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. Any forward-looking statements made in this Proxy Statement are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Third Point Entities will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business, operations or financial condition. Except to the extent required by applicable law, the Third Point Entities undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

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APPENDIX A

INFORMATION CONCERNING PARTICIPANTS AND THEIR ASSOCIATES IN THE PROXY SOLICITATION

The following sets forth the names and the number of shares of Capital Stock of the Company beneficially owned (as determined in accordance with Rule 13d-3 under the Exchange Act) as of 4:00 p.m., Eastern time, on September 14, 2018 by each of the Third Point Entities and the Third Point Nominees. All percentages are based on the 300,645,629 shares of Capital Stock outstanding as of May 31, 2018, as reported in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 29, 2018.

Name	Number of Shares of Capital Stock of the Company Beneficially Owned		Percent of Capital Stock of the Company
Third Point LLC	17,000,000	[1]	5.65%
Daniel S. Loeb	17,000,000	[2]	5.65%
Third Point Partners Qualified L.P.	3,036,400		1.01%
Third Point Partners L.P.	341,200		0.11%
Third Point Offshore Master Fund L.P.	7,126,800	[3]	2.37%
Third Point Ultra Master Fund L.P.	3,828,400		1.27%
Third Point Enhanced LP	2,667,200		0.89%
Third Point Advisors LLC	6,044,800	[4]	2.01%
Third Point Advisors II LLC	10,955,200	[5]	3.64%
George Strawbridge, Jr.	8,323,669	[6]	2.77%
Lawrence Karlson	8,010		Less than 1%
Michael Silverstein	4,430		Less than 1%
William Toler	3,000		Less than 1%

[1] [2]

Mr. Loeb is the managing member of Third Point LLC and controls Third Point LLC’s business activities. Third Point LLC is the investment manager or adviser to each of the other Third Point Entities. As such, Mr. Loeb and Third Point LLC may be deemed the beneficial owner of the shares of Capital Stock held for the account of the other Third Point Entities. As a result of entering into the Letter Agreement, Mr. Loeb, Third Point LLC and George Strawbridge, Jr. may be deemed to have formed a “group” pursuant to Rule 13d-5(b)(1) promulgated under the Exchange Act. The 17,000,000 shares reported in the table above for Third Point and Mr. Loeb do not include security interests owned by Mr. Strawbridge, consisting of 8,323,669 shares of Capital Stock (the “Strawbridge Shares”). Mr. Strawbridge, Third Point LLC and Mr. Loeb may be deemed to beneficially own in the aggregate 25,323,669 shares of Capital Stock, which represents approximately 8.42% of the outstanding shares of Capital Stock. As a result of the Letter Agreement, Third Point LLC, Mr. Loeb and Mr. Strawbridge may be deemed to share voting power with respect to the 25,323,669 shares of Capital Stock beneficially owned in the aggregate by Third Point LLC, Mr. Loeb and Mr. Strawbridge. The Third Point Entities disclaim beneficial ownership with respect to the Strawbridge Shares. Further, Mr. Karlson, Mr. Silverstein and Mr. Toler disclaim beneficial ownership with respect to the Strawbridge Shares.

By reason of the nominee agreements between (i) Third Point LLC and Mr. Karlson with respect to Mr. Karlson serving as a Third Point Nominee, (ii) Third Point LLC and Mr. Silverstein with respect to Mr. Silverstein serving as a Third Point Nominee and (iii) Third Point LLC and Mr. Toler with respect to Mr. Toler serving as a Third Point Nominee, Third Point (and certain of its affiliates), Mr. Karlson, Mr. Silverstein, and Mr. Toler may be deemed to have formed a group within the meaning of Rule 13d-5(b)(1) under the Securities Exchange Act of 1934, as amended and may be deemed to beneficially own an aggregate of 17,015,440 shares of Capital Stock, representing 5.66% of the Company’s Capital Stock outstanding. Mr. Karlson disclaims beneficial ownership of the 4,430 shares of Capital Stock owned by Mr. Silverstein (the “Silverstein Shares”), the 3,000 shares of Capital Stock owned by Mr. Toler (the “Toler Shares”), and the 17,000,000 shares of Capital Stock owned by Third Point (the “Third Point Shares”). Mr. Silverstein disclaims beneficial ownership of the 8,010 shares of Capital Stock owned by Mr. Karlson

(the “Karlson Shares”), the Toler Shares and the Third Point Shares. Mr. Toler disclaims beneficial ownership of the Karlson Shares, the Silverstein Shares and the Third Point Shares. Third Point LLC, its investment funds and Mr. Loeb disclaim beneficial ownership of the Karlson Shares, the Silverstein Shares and the Toler Shares. The Third Point Shares, the Strawbridge Shares, the Karlson Shares, the Silverstein Shares and the Toler Shares total 25,339,109 shares of Capital Stock, which represents 8.43% of the outstanding shares of Capital Stock.
[3]	Includes 250 shares of Capital Stock held in record form.
[4]

Third Point Advisors LLC is the general partner of Third Point Enhanced LP, Third Point Partners Qualified L.P. and Third Point Partners L.P., and as such may be deemed the beneficial owner of the shares held for their account.

[5]

Third Point Advisors II LLC is the general partner of Third Point Offshore Master Fund L.P. and Third Point Ultra Master Fund L.P., and as such may be deemed the beneficial owner of the shares held for their account.

[6]

Mr. Strawbridge is the beneficial owner of 416,948 shares of Capital Stock held by certain trusts created for the benefit of his descendants for which he has sole voting and dispositive power. Mr. Strawbridge is the beneficial owner of 7,906,721 shares of Capital Stock held by the Revocable Trust of George Strawbridge, Jr. dated January 21, 1991, as amended and restated on December 12, 2016 and as may be further amended from time to time (the “Revocable Trust”), of which he is one of two trustees. The other trustee of the Revocable Trust is Mr. Barton Winokur. As a result of entering into the Letter Agreement, Mr. Loeb, Third Point LLC and Mr. Strawbridge may be deemed to have formed a “group” pursuant to Rule 13d-5(b)(1) promulgated under the Securities Exchange Act of 1934. The 8,323,669 shares reported in the table above for Mr. Strawbridge do not include the 17,000,000 Third Point Shares. Mr. Strawbridge, Third Point LLC and Mr. Loeb may be deemed to beneficially own in the aggregate 25,323,669 shares of Capital Stock, which represents approximately 8.42% of the outstanding shares of Capital Stock. As a result of the Letter Agreement, Third Point LLC, Mr. Loeb and Mr. Strawbridge may be deemed to share voting power with respect to the 25,323,669 shares of Capital Stock beneficially owned in the aggregate by Third Point LLC, Mr. Loeb and Mr. Strawbridge. Mr. Strawbridge disclaims beneficial ownership with respect to the Third Point Shares. Amount includes 1,166,016 shares of Capital Stock pledged as collateral for a line of credit. Bennett Dorrance and Mary Alice D. Malone, each of whom are current directors on the Board of the Company, are cousins of Mr. Strawbridge. Mr. Strawbridge is a grandson of John T. Dorrance. Archbold D. van Beuren, a director on the Board of the Company is a great-grandson of John T. Dorrance.

Except as set forth in this Proxy Statement, including in the Appendices hereto, to the best knowledge of the Third Point Entities, none of the Third Point Entities, any of the persons participating in this solicitation on behalf of the Third Point Entities, any of the Third Point Nominees nor any associate of any of the foregoing persons (i) has any interest in any matter to be acted upon at the Annual Meeting, (ii) owns beneficially, directly or indirectly, or has the right to acquire, any securities of the Company or any parent or subsidiary of the Company, (iii) owns any securities of the Company of record but not beneficially, (iv) has purchased or sold any securities of the Company within the past two years, (v) is or has been a party to any contract, arrangement or understanding with respect to any securities of the Company within the past year, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, (vi) has any arrangement or understanding with respect to future employment by the Company or with respect to any future transactions to which the Company or any of its affiliates will be or may be a party, (vii) has incurred indebtedness for the purpose of acquiring or holding securities of the Company, (viii) has been indebted to the Company or any of its subsidiaries since the beginning of the Company’s last fiscal year, or (ix) has engaged in or had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000. In addition, except as set forth in this Proxy Statement or in the Appendices hereto, to the best knowledge of the Third Point Entities, none of the Third Point Entities, any of the persons participating in this solicitation on behalf of the Third Point Entities, any of the Third Point Nominees, nor any associate of any of the foregoing persons has had or is deemed to have a direct or indirect material interest in any transaction with the Company since the beginning of the Company’s last fiscal year, or in any proposed transaction, to which the Company or any of its affiliates was or is a party.

Except as set forth in this Proxy Statement, including in the Appendices hereto, none of the corporations or organizations in which any of the Third Point Nominees has conducted his or her principal occupation or employment was a parent, subsidiary or other affiliate of the Company, and none of the Third Point Nominees holds any position or office with the Company, has any family relationship with any executive officer or director of the Company or each other, or has been involved in any legal proceedings of the type required to be disclosed by the rules governing this solicitation. Except as set forth in this Proxy Statement, including in the Appendices hereto, to the knowledge of the Third Point Nominees, there are no material proceedings to which any Third Point Nominee, or any of their associates, is a party adverse to the Company or any of its subsidiaries, or in which any of the Third Point Nominees or any of their associates has a material interest adverse to the Company or any of its subsidiaries.

During the past ten years, none of the Third Point Nominees was involved in any event that would be required to be disclosed under Item 401(f) of Regulation S-K, promulgated by the SEC under the Exchange Act.

During the last fiscal year, neither any Third Point Nominee nor a Third Point Entity has failed to file reports related to the Company that are required by Section 16(a) of the Exchange Act.

The Third Point Entities and their associates and affiliates may effect purchases of shares of Capital Stock through margin accounts maintained for them with brokers, which extend margin credit as and when required to open or carry positions in their margin accounts, subject to applicable federal margin regulations, stock exchange rules and such firms’ credit policies. Positions in shares of Capital Stock may be held in margin accounts and may be pledged as collateral security for the repayment of debit balances in such accounts. Such margin accounts may from time to time have debit balances. In addition, since other securities may be held in such margin accounts, it may not be possible to determine the amounts, if any, of margin used to purchase shares of Capital Stock.

To the best knowledge of the Third Point Entities, the Third Point Entities believe that each of the Third Point Nominees are independent under the applicable New York Stock Exchange corporate governance rules.

APPENDIX B

CAPITAL STOCK TRANSACTIONS IN CAMPBELL SOUP COMPANY6

The following tables set forth information with respect to all purchases and sales of Capital Stock by the Third Point Entities and their associates, affiliates and the Third Point Nominees during the past two years (amounts in parentheses indicate a sale of shares):

Third Point Partners Qualified L.P.

Trade Date	Transaction	Quantity	Security/Instrument
8/25/2017	Sell Short	(7,900)	Capital Stock
8/25/2017	Sell Short	(15,900)	Capital Stock
8/25/2017	Sell Short	(47,700)	Capital Stock
8/25/2017	Sell Short	(8,000)	Capital Stock
8/30/2017	Sell Short	(23,900)	Capital Stock
8/30/2017	Sell Short	(7,900)	Capital Stock
8/31/2017	Buy Cover	16,200	Capital Stock
10/9/2017	Sell Short	(18,300)	Capital Stock
10/10/2017	Sell Short	(8,100)	Capital Stock
11/21/2017	Sell Short	(24,200)	Capital Stock
11/22/2017	Sell Short	(15,900)	Capital Stock
11/30/2017	Sell Short	(2,900)	Capital Stock
12/4/2017	Sell Short	(16,600)	Capital Stock
12/5/2017	Sell Short	(16,600)	Capital Stock
12/18/2017	Sell Short	(16,300)	Capital Stock
12/18/2017	Sell Short	(1,700)	Capital Stock
12/19/2017	Sell Short	(23,600)	Capital Stock
12/21/2017	Sell Short	(2,700)	Capital Stock
12/22/2017	Sell Short	(32,800)	Capital Stock
12/26/2017	Sell Short	(6,800)	Capital Stock
1/2/2018	Buy Cover	3,600	Capital Stock
1/10/2018	Buy Cover	2,700	Capital Stock
1/12/2018	Buy Cover	56,800	Capital Stock
1/16/2018	Buy Cover	32,400	Capital Stock
2/2/2018	Sell Short	(39,800)	Capital Stock
2/2/2018	Sell Short	(64,600)	Capital Stock
2/21/2018	Buy Cover	41,400	Capital Stock
2/28/2018	Buy Cover	59,200	Capital Stock
3/1/2018	Buy Cover	17,100	Capital Stock
3/12/2018	Buy Cover	6,300	Capital Stock
3/12/2018	Buy Cover	38,200	Capital Stock
3/15/2018	Buy Cover	42,700	Capital Stock
3/16/2018	Buy Cover	42,800	Capital Stock
3/19/2018	Buy Cover	10,800	Capital Stock
3/19/2018	Buy Cover	1,900	Capital Stock
3/19/2018	Buy Cover	3,100	Capital Stock
3/19/2018	Buy Cover	3,800	Capital Stock
3/19/2018	Buy Cover	21,500	Capital Stock
3/19/2018	Buy Cover	1,700	Capital Stock

[6]	On September 4, 2018, Third Point Enhanced LP acquired the shares of Capital Stock held by Third Point Reinsurance Co. Ltd. and Third Point Reinsurance (USA) Ltd.

Trade Date	Transaction	Quantity	Security/Instrument
6/11/2018	Buy	17,700	Capital Stock
6/11/2018	Buy	8,900	Capital Stock
6/11/2018	Buy	133,000	Capital Stock
6/12/2018	Buy	79,800	Capital Stock
6/12/2018	Buy	88,700	Capital Stock
6/12/2018	Buy	62,100	Capital Stock
6/13/2018	Buy	31,100	Capital Stock
6/13/2018	Buy	13,300	Capital Stock
6/13/2018	Buy	48,700	Capital Stock
6/13/2018	Buy	190,600	Capital Stock
6/14/2018	Buy	125,900	Swap
6/14/2018	Buy	185,400	Capital Stock
6/15/2018	Buy	37,500	Swap
6/15/2018	Buy	210,600	Capital Stock
6/18/2018	Buy	115,300	Swap
6/18/2018	Buy	221,900	Swap
6/18/2018	Buy	26,600	Capital Stock
6/19/2018	Buy	93,200	Swap
6/19/2018	Buy	17,800	Swap
6/19/2018	Buy	18,700	Capital Stock
6/19/2018	Buy	22,200	Capital Stock
6/20/2018	Buy	49,000	Swap
6/20/2018	Buy	35,500	Swap
6/20/2018	Buy	48,900	Capital Stock
6/20/2018	Buy	22,200	Capital Stock
6/21/2018	Buy	17,700	Swap
6/21/2018	Buy	11,300	Swap
6/21/2018	Buy	6,000	Capital Stock
6/21/2018	Buy	1,100	Capital Stock
6/22/2018	Buy	34,700	Swap
6/22/2018	Buy	80,000	Swap
6/22/2018	Buy	42,000	Capital Stock
6/25/2018	Buy	196,500	Swap
6/25/2018	Buy	48,800	Swap
6/25/2018	Buy	144,900	Capital Stock
6/26/2018	Buy	75,300	Swap
6/26/2018	Buy	26,300	Capital Stock
6/26/2018	Buy	79,000	Capital Stock
6/28/2018	Buy	37,000	Swap
6/29/2018	Buy	87,300	Swap
6/29/2018	Buy	26,900	Swap
6/29/2018	Buy	39,900	Capital Stock
6/29/2018	Buy	13,000	Capital Stock
7/2/2018	Buy	44,900	Swap
7/2/2018	Buy	4,200	Swap
7/2/2018	Buy	130,200	Capital Stock
7/31/2018	Sell	(25,800)	Swap
7/31/2018	Sell	(18,000)	Swap
7/31/2018	Buy	25,200	Capital Stock
7/31/2018	Buy	17,900	Capital Stock

Trade Date	Transaction	Quantity	Security/Instrument
8/1/2018	Sell	(72,100)	Swap
8/1/2018	Sell	(100,800)	Swap
8/1/2018	Buy	72,100	Capital Stock
8/1/2018	Buy	100,500	Capital Stock
8/2/2018	Sell	(179,200)	Swap
8/2/2018	Sell	(183,700)	Swap
8/2/2018	Buy	89,600	Capital Stock
8/2/2018	Buy	89,600	Capital Stock
8/2/2018	Buy	89,600	Capital Stock
8/2/2018	Buy	89,600	Capital Stock
8/3/2018	Sell	(74,900)	Swap
8/3/2018	Sell	(640,500)	Swap
8/3/2018	Buy	179,300	Capital Stock
8/3/2018	Buy	89,700	Capital Stock
8/3/2018	Buy	179,300	Capital Stock
8/3/2018	Buy	89,600	Capital Stock
8/3/2018	Buy	89,700	Capital Stock
8/3/2018	Buy	89,600	Capital Stock
8/6/2018	Sell	(65,700)	Swap
8/6/2018	Buy	20,200	Capital Stock
8/6/2018	Buy	25,400	Capital Stock
8/6/2018	Buy	20,200	Capital Stock
8/7/2018	Buy	2,100	Capital Stock

Third Point Partners L.P.

Trade Date	Transaction	Quantity	Security/Instrument
8/25/2017	Sell Short	(1,000)	Capital Stock
8/25/2017	Sell Short	(2,100)	Capital Stock
8/25/2017	Sell Short	(6,200)	Capital Stock
8/25/2017	Sell Short	(1,000)	Capital Stock
8/30/2017	Sell Short	(3,100)	Capital Stock
8/30/2017	Sell Short	(1,000)	Capital Stock
8/31/2017	Buy Cover	2,300	Capital Stock
10/9/2017	Sell Short	(1,000)	Capital Stock
10/10/2017	Sell Short	(1,000)	Capital Stock
11/21/2017	Sell Short	(2,800)	Capital Stock
11/22/2017	Sell Short	(1,800)	Capital Stock
11/30/2017	Sell Short	(100)	Capital Stock
12/4/2017	Sell Short	(1,900)	Capital Stock
12/5/2017	Sell Short	(1,900)	Capital Stock
12/18/2017	Sell Short	(1,800)	Capital Stock
12/18/2017	Sell Short	(100)	Capital Stock
12/19/2017	Sell Short	(2,700)	Capital Stock
12/21/2017	Sell Short	(300)	Capital Stock
12/22/2017	Sell Short	(3,800)	Capital Stock
12/26/2017	Sell Short	(700)	Capital Stock
1/2/2018	Sell Short	(100)	Capital Stock
1/10/2018	Buy Cover	300	Capital Stock
1/12/2018	Buy Cover	6,500	Capital Stock

Trade Date	Transaction	Quantity	Security/Instrument
1/16/2018	Buy Cover	3,800	Capital Stock
2/2/2018	Sell Short	(4,600)	Capital Stock
2/2/2018	Sell Short	(7,500)	Capital Stock
2/21/2018	Buy Cover	5,000	Capital Stock
2/28/2018	Buy Cover	7,000	Capital Stock
3/1/2018	Buy Cover	2,000	Capital Stock
3/12/2018	Buy Cover	600	Capital Stock
3/12/2018	Buy Cover	600	Capital Stock
3/12/2018	Buy Cover	3,800	Capital Stock
3/15/2018	Buy Cover	4,900	Capital Stock
3/16/2018	Buy Cover	4,800	Capital Stock
3/19/2018	Buy Cover	200	Capital Stock
3/19/2018	Buy Cover	100	Capital Stock
3/19/2018	Buy Cover	1,400	Capital Stock
3/19/2018	Buy Cover	700	Capital Stock
3/19/2018	Buy Cover	2,500	Capital Stock
6/11/2018	Buy	1,000	Capital Stock
6/11/2018	Buy	15,000	Capital Stock
6/11/2018	Buy	2,000	Capital Stock
6/12/2018	Buy	7,000	Capital Stock
6/12/2018	Buy	10,000	Capital Stock
6/12/2018	Buy	9,100	Capital Stock
6/13/2018	Buy	21,600	Capital Stock
6/13/2018	Buy	5,500	Capital Stock
6/13/2018	Buy	1,500	Capital Stock
6/13/2018	Buy	3,500	Capital Stock
6/14/2018	Buy	14,200	Swap
6/14/2018	Buy	21,000	Capital Stock
6/15/2018	Buy	4,200	Swap
6/15/2018	Buy	23,800	Capital Stock
6/18/2018	Buy	13,100	Swap
6/18/2018	Buy	25,100	Swap
6/18/2018	Buy	3,000	Capital Stock
6/19/2018	Buy	10,500	Swap
6/19/2018	Buy	2,000	Swap
6/19/2018	Buy	2,100	Capital Stock
6/19/2018	Buy	2,500	Capital Stock
6/20/2018	Buy	5,500	Swap
6/20/2018	Buy	4,000	Swap
6/20/2018	Buy	5,600	Capital Stock
6/20/2018	Buy	2,500	Capital Stock
6/21/2018	Buy	2,000	Swap
6/21/2018	Buy	1,200	Swap
6/21/2018	Buy	100	Capital Stock
6/21/2018	Buy	700	Capital Stock
6/22/2018	Buy	3,900	Swap
6/22/2018	Buy	9,100	Swap
6/22/2018	Buy	4,800	Capital Stock
6/25/2018	Buy	22,200	Swap
6/25/2018	Buy	5,600	Swap
6/25/2018	Buy	16,300	Capital Stock

Trade Date	Transaction	Quantity	Security/Instrument
6/26/2018	Buy	8,500	Swap
6/26/2018	Buy	8,900	Capital Stock
6/26/2018	Buy	2,900	Capital Stock
6/28/2018	Buy	4,200	Swap
6/29/2018	Buy	9,800	Swap
6/29/2018	Buy	3,000	Swap
6/29/2018	Buy	1,200	Capital Stock
6/29/2018	Buy	1,400	Capital Stock
7/2/2018	Buy	5,000	Swap
7/2/2018	Buy	400	Swap
7/2/2018	Buy	14,800	Capital Stock
7/31/2018	Sell	(3,500)	Swap
7/31/2018	Sell	(2,000)	Swap
7/31/2018	Buy	2,800	Capital Stock
7/31/2018	Buy	2,000	Capital Stock
8/1/2018	Sell	(7,900)	Swap
8/1/2018	Sell	(11,100)	Swap
8/1/2018	Buy	11,200	Capital Stock
8/1/2018	Buy	7,900	Capital Stock
8/2/2018	Sell	(20,000)	Swap
8/2/2018	Sell	(20,500)	Swap
8/2/2018	Buy	10,000	Capital Stock
8/2/2018	Buy	10,000	Capital Stock
8/2/2018	Buy	10,000	Capital Stock
8/2/2018	Buy	10,000	Capital Stock
8/3/2018	Sell	(8,900)	Swap
8/3/2018	Sell	(71,000)	Swap
8/3/2018	Buy	10,000	Capital Stock
8/3/2018	Buy	20,000	Capital Stock
8/3/2018	Buy	10,000	Capital Stock
8/3/2018	Buy	20,100	Capital Stock
8/3/2018	Buy	10,000	Capital Stock
8/3/2018	Buy	10,000	Capital Stock
8/6/2018	Sell	(8,600)	Swap
8/6/2018	Buy	2,600	Capital Stock
8/6/2018	Buy	3,000	Capital Stock
8/6/2018	Buy	3,000	Capital Stock
8/7/2018	Buy	300	Capital Stock

Third Point Offshore Master Fund L.P.

Trade Date	Transaction	Quantity	Security/Instrument
8/25/2017	Sell Short	(20,200)	Capital Stock
8/25/2017	Sell Short	(40,400)	Capital Stock
8/25/2017	Sell Short	(121,000)	Capital Stock
8/25/2017	Sell Short	(20,200)	Capital Stock
8/30/2017	Sell Short	(60,800)	Capital Stock
8/30/2017	Sell Short	(20,300)	Capital Stock
8/31/2017	Buy Cover	42,400	Capital Stock
10/9/2017	Sell Short	(39,300)	Capital Stock

Trade Date	Transaction	Quantity	Security/Instrument
10/10/2017	Sell Short	(19,900)	Capital Stock
11/21/2017	Sell Short	(56,500)	Capital Stock
11/22/2017	Sell Short	(39,500)	Capital Stock
11/30/2017	Sell Short	(7,800)	Capital Stock
12/4/2017	Sell Short	(40,500)	Capital Stock
12/5/2017	Sell Short	(40,700)	Capital Stock
12/18/2017	Sell Short	(40,100)	Capital Stock
12/18/2017	Sell Short	(4,400)	Capital Stock
12/19/2017	Sell Short	(57,900)	Capital Stock
12/21/2017	Sell Short	(6,400)	Capital Stock
12/22/2017	Sell Short	(80,500)	Capital Stock
12/26/2017	Sell Short	(16,700)	Capital Stock
1/2/2018	Buy Cover	19,600	Capital Stock
1/10/2018	Buy Cover	5,800	Capital Stock
1/12/2018	Buy Cover	137,400	Capital Stock
1/16/2018	Buy Cover	78,200	Capital Stock
2/2/2018	Sell Short	(96,600)	Capital Stock
2/2/2018	Sell Short	(156,000)	Capital Stock
2/21/2018	Buy Cover	104,600	Capital Stock
2/28/2018	Buy Cover	137,800	Capital Stock
3/1/2018	Buy Cover	41,500	Capital Stock
3/12/2018	Buy Cover	57,200	Capital Stock
3/12/2018	Buy Cover	50,500	Capital Stock
3/15/2018	Buy Cover	103,200	Capital Stock
3/16/2018	Buy Cover	74,100	Capital Stock
3/16/2018	Buy Cover	29,700	Capital Stock
3/19/2018	Buy Cover	10,500	Capital Stock
3/19/2018	Buy Cover	10,500	Capital Stock
3/19/2018	Buy Cover	27,900	Capital Stock
3/19/2018	Buy Cover	10,200	Capital Stock
3/19/2018	Buy Cover	44,600	Capital Stock
6/11/2018	Buy	21,000	Capital Stock
6/11/2018	Buy	313,300	Capital Stock
6/11/2018	Buy	41,800	Capital Stock
6/12/2018	Buy	187,800	Capital Stock
6/12/2018	Buy	208,800	Capital Stock
6/12/2018	Buy	146,300	Capital Stock
6/13/2018	Buy	425,900	Swap
6/13/2018	Buy	73,000	Capital Stock
6/13/2018	Buy	31,300	Capital Stock
6/13/2018	Buy	114,900	Capital Stock
6/13/2018	Buy	23,300	Capital Stock
6/14/2018	Buy	417,600	Swap
6/14/2018	Buy	315,600	Swap
6/15/2018	Buy	156,200	Swap
6/15/2018	Buy	428,100	Swap
6/18/2018	Buy	523,200	Swap
6/18/2018	Buy	271,600	Swap
6/18/2018	Buy	62,700	Capital Stock
6/19/2018	Buy	41,800	Swap
6/19/2018	Buy	219,600	Swap

Trade Date	Transaction	Quantity	Security/Instrument
6/19/2018	Buy	43,100	Capital Stock
6/19/2018	Buy	52,300	Capital Stock
6/20/2018	Buy	83,800	Swap
6/20/2018	Buy	114,800	Swap
6/20/2018	Buy	52,300	Capital Stock
6/20/2018	Buy	115,000	Capital Stock
6/21/2018	Buy	26,300	Swap
6/21/2018	Buy	41,900	Swap
6/21/2018	Buy	2,900	Capital Stock
6/21/2018	Buy	13,800	Capital Stock
6/22/2018	Buy	188,300	Swap
6/22/2018	Buy	81,500	Swap
6/22/2018	Buy	99,400	Capital Stock
6/25/2018	Buy	115,000	Swap
6/25/2018	Buy	804,600	Swap
6/26/2018	Buy	225,900	Swap
6/26/2018	Buy	199,300	Swap
6/28/2018	Buy	86,000	Swap
6/29/2018	Buy	288,100	Swap
6/29/2018	Buy	62,900	Swap
7/2/2018	Buy	105,100	Swap
7/2/2018	Buy	314,100	Swap
7/31/2018	Sell	(42,100)	Swap
7/31/2018	Sell	(52,600)	Swap
7/31/2018	Buy	58,800	Capital Stock
7/31/2018	Buy	42,200	Capital Stock
8/1/2018	Sell	(237,100)	Swap
8/1/2018	Sell	(169,800)	Swap
8/1/2018	Buy	169,800	Capital Stock
8/1/2018	Buy	235,400	Capital Stock
8/2/2018	Sell	(429,300)	Swap
8/2/2018	Sell	(419,800)	Swap
8/2/2018	Buy	210,000	Capital Stock
8/2/2018	Buy	209,800	Capital Stock
8/2/2018	Buy	209,900	Capital Stock
8/2/2018	Buy	209,900	Capital Stock
8/3/2018	Sell	(540,800)	Swap
8/3/2018	Sell	(1,135,800)	Swap
8/3/2018	Buy	419,900	Capital Stock
8/3/2018	Buy	209,900	Capital Stock
8/3/2018	Buy	419,900	Capital Stock
8/3/2018	Buy	210,000	Capital Stock
8/3/2018	Buy	209,900	Capital Stock
8/3/2018	Buy	210,000	Capital Stock
8/6/2018	Sell	(808,400)	Swap
8/6/2018	Sell	(194,300)	Swap
8/6/2018	Buy	191,800	Capital Stock
8/6/2018	Buy	211,900	Capital Stock
8/6/2018	Buy	303,300	Capital Stock
8/6/2018	Buy	303,300	Capital Stock
8/7/2018	Sell	(113,800)	Swap

Trade Date	Transaction	Quantity	Security/Instrument
8/7/2018	Sell	(767,800)	Swap
8/7/2018	Buy	113,800	Capital Stock
8/7/2018	Buy	764,900	Capital Stock
8/8/2018	Sell	(625,600)	Swap
8/8/2018	Buy	187,600	Capital Stock
8/8/2018	Buy	157,500	Capital Stock
8/8/2018	Buy	150,400	Capital Stock
8/8/2018	Buy	127,800	Capital Stock

Third Point Ultra Master Fund L.P.

Trade Date	Transaction	Quantity	Security/Instrument
8/25/2017	Sell Short	(82,500)	Capital Stock
8/25/2017	Sell Short	(13,800)	Capital Stock
8/25/2017	Sell Short	(13,700)	Capital Stock
8/25/2017	Sell Short	(27,500)	Capital Stock
8/30/2017	Sell Short	(41,000)	Capital Stock
8/30/2017	Sell Short	(13,700)	Capital Stock
8/31/2017	Buy Cover	23,500	Capital Stock
10/9/2017	Sell Short	(27,600)	Capital Stock
10/10/2017	Sell Short	(14,000)	Capital Stock
11/21/2017	Sell Short	(47,200)	Capital Stock
11/22/2017	Sell Short	(29,500)	Capital Stock
11/30/2017	Buy Cover	7,600	Capital Stock
12/4/2017	Sell Short	(27,600)	Capital Stock
12/5/2017	Sell Short	(27,300)	Capital Stock
12/18/2017	Sell Short	(29,100)	Capital Stock
12/18/2017	Sell Short	(2,900)	Capital Stock
12/19/2017	Sell Short	(41,100)	Capital Stock
12/21/2017	Sell Short	(3,700)	Capital Stock
12/22/2017	Sell Short	(56,300)	Capital Stock
12/26/2017	Sell Short	(11,500)	Capital Stock
1/2/2018	Sell Short	(23,000)	Capital Stock
1/12/2018	Buy Cover	102,800	Capital Stock
1/16/2018	Buy Cover	59,000	Capital Stock
2/2/2018	Sell Short	(75,400)	Capital Stock
2/2/2018	Sell Short	(118,700)	Capital Stock
2/21/2018	Buy Cover	163,200	Capital Stock
2/28/2018	Buy Cover	94,900	Capital Stock
3/1/2018	Buy Cover	25,600	Capital Stock
3/12/2018	Buy Cover	16,400	Capital Stock
3/12/2018	Buy Cover	39,400	Capital Stock
3/15/2018	Buy Cover	65,100	Capital Stock
3/16/2018	Buy Cover	57,200	Capital Stock
3/16/2018	Buy Cover	7,600	Capital Stock
3/19/2018	Buy Cover	37,200	Capital Stock
3/19/2018	Buy Cover	14,600	Capital Stock
3/19/2018	Buy Cover	13,000	Capital Stock
6/11/2018	Buy	183,200	Capital Stock
6/11/2018	Buy	24,400	Capital Stock

Trade Date	Transaction	Quantity	Security/Instrument
6/11/2018	Buy	12,200	Capital Stock
6/12/2018	Buy	85,500	Capital Stock
6/12/2018	Buy	122,200	Capital Stock
6/12/2018	Buy	110,000	Capital Stock
6/13/2018	Buy	249,100	Swap
6/13/2018	Buy	42,800	Capital Stock
6/13/2018	Buy	13,600	Capital Stock
6/13/2018	Buy	67,200	Capital Stock
6/13/2018	Buy	18,300	Capital Stock
6/14/2018	Buy	243,000	Swap
6/14/2018	Buy	184,400	Swap
6/15/2018	Buy	93,800	Swap
6/15/2018	Buy	250,500	Swap
6/18/2018	Buy	304,900	Swap
6/18/2018	Buy	159,000	Swap
6/18/2018	Buy	36,700	Capital Stock
6/19/2018	Buy	24,500	Swap
6/19/2018	Buy	128,200	Swap
6/19/2018	Buy	30,500	Capital Stock
6/19/2018	Buy	21,900	Capital Stock
6/20/2018	Buy	48,800	Swap
6/20/2018	Buy	62,600	Swap
6/20/2018	Buy	67,100	Capital Stock
6/20/2018	Buy	30,500	Capital Stock
6/21/2018	Buy	16,900	Swap
6/21/2018	Buy	24,400	Swap
6/21/2018	Buy	8,200	Capital Stock
6/21/2018	Buy	1,600	Capital Stock
6/22/2018	Buy	109,800	Swap
6/22/2018	Buy	47,600	Swap
6/22/2018	Buy	54,900	Capital Stock
6/25/2018	Buy	67,100	Swap
6/25/2018	Buy	472,500	Swap
6/26/2018	Buy	131,200	Swap
6/26/2018	Buy	100,700	Swap
6/28/2018	Buy	43,200	Swap
6/29/2018	Buy	44,700	Swap
6/29/2018	Buy	35,400	Swap
7/2/2018	Buy	58,900	Swap
7/2/2018	Buy	178,000	Swap
7/31/2018	Sell	(23,600)	Swap
7/31/2018	Sell	(29,200)	Swap
7/31/2018	Buy	23,600	Capital Stock
7/31/2018	Buy	33,000	Capital Stock
8/1/2018	Sell	(127,100)	Swap
8/1/2018	Sell	(89,300)	Swap
8/1/2018	Buy	132,400	Capital Stock
8/1/2018	Buy	89,300	Capital Stock
8/2/2018	Sell	(236,300)	Swap
8/2/2018	Sell	(236,900)	Swap
8/2/2018	Buy	118,200	Capital Stock

Trade Date	Transaction	Quantity	Security/Instrument
8/2/2018	Buy	118,200	Capital Stock
8/2/2018	Buy	118,200	Capital Stock
8/2/2018	Buy	118,100	Capital Stock
8/3/2018	Sell	(309,200)	Swap
8/3/2018	Sell	(638,800)	Swap
8/3/2018	Buy	118,100	Capital Stock
8/3/2018	Buy	118,100	Capital Stock
8/3/2018	Buy	236,200	Capital Stock
8/3/2018	Buy	118,100	Capital Stock
8/3/2018	Buy	236,200	Capital Stock
8/3/2018	Buy	118,100	Capital Stock
8/6/2018	Sell	(455,300)	Swap
8/6/2018	Sell	(105,700)	Swap
8/6/2018	Buy	108,100	Capital Stock
8/6/2018	Buy	461,200	Capital Stock
8/7/2018	Sell	(86,200)	Swap
8/7/2018	Sell	(432,200)	Swap
8/7/2018	Buy	86,200	Capital Stock
8/7/2018	Buy	215,400	Capital Stock
8/7/2018	Buy	215,400	Capital Stock
8/8/2018	Sell	(309,400)	Swap
8/8/2018	Buy	84,600	Capital Stock
8/8/2018	Buy	92,500	Capital Stock
8/8/2018	Buy	62,400	Capital Stock
8/8/2018	Buy	72,200	Capital Stock

Third Point Reinsurance Co. Ltd.

Trade Date	Transaction	Quantity	Security/Instrument
8/25/2017	Sell Short	(36,100)	Capital Stock
8/25/2017	Sell Short	(6,000)	Capital Stock
8/25/2017	Sell Short	(6,100)	Capital Stock
8/25/2017	Sell Short	(12,000)	Capital Stock
8/30/2017	Sell Short	(18,300)	Capital Stock
8/30/2017	Sell Short	(6,000)	Capital Stock
8/31/2017	Buy Cover	13,300	Capital Stock
10/9/2017	Sell Short	(11,900)	Capital Stock
10/10/2017	Sell Short	(6,000)	Capital Stock
11/21/2017	Sell Short	(17,000)	Capital Stock
11/22/2017	Sell Short	(11,700)	Capital Stock
11/30/2017	Buy Cover	700	Capital Stock
12/4/2017	Sell Short	(11,700)	Capital Stock
12/5/2017	Sell Short	(11,800)	Capital Stock
12/18/2017	Sell Short	(12,000)	Capital Stock
12/18/2017	Sell Short	(1,200)	Capital Stock
12/19/2017	Sell Short	(16,900)	Capital Stock
12/21/2017	Sell Short	(1,900)	Capital Stock
12/22/2017	Sell Short	(23,400)	Capital Stock
12/26/2017	Sell Short	(4,800)	Capital Stock
1/2/2018	Sell Short	(400)	Capital Stock

Trade Date	Transaction	Quantity	Security/Instrument
1/10/2018	Buy Cover	2,300	Capital Stock
1/12/2018	Buy Cover	41,000	Capital Stock
1/16/2018	Buy Cover	23,400	Capital Stock
2/2/2018	Sell Short	(29,000)	Capital Stock
2/2/2018	Sell Short	(46,700)	Capital Stock
2/21/2018	Buy Cover	31,200	Capital Stock
2/28/2018	Buy Cover	45,100	Capital Stock
3/1/2018	Buy Cover	12,100	Capital Stock
3/12/2018	Buy Cover	6,000	Capital Stock
3/12/2018	Buy Cover	26,500	Capital Stock
3/15/2018	Buy Cover	30,000	Capital Stock
3/16/2018	Buy Cover	29,700	Capital Stock
3/19/2018	Buy Cover	4,900	Capital Stock
3/19/2018	Buy Cover	1,800	Capital Stock
3/19/2018	Buy Cover	4,100	Capital Stock
3/19/2018	Buy Cover	18,800	Capital Stock
6/11/2018	Buy	12,300	Capital Stock
6/11/2018	Buy	6,100	Capital Stock
6/11/2018	Buy	92,300	Capital Stock
6/12/2018	Buy	55,300	Capital Stock
6/12/2018	Buy	61,500	Capital Stock
6/12/2018	Buy	43,000	Capital Stock
6/13/2018	Buy	21,500	Capital Stock
6/13/2018	Buy	132,000	Capital Stock
6/13/2018	Buy	9,300	Capital Stock
6/13/2018	Buy	33,800	Capital Stock
6/14/2018	Buy	86,800	Swap
6/14/2018	Buy	125,300	Capital Stock
6/15/2018	Buy	25,900	Swap
6/15/2018	Buy	144,700	Capital Stock
6/18/2018	Buy	79,500	Swap
6/18/2018	Buy	152,900	Swap
6/18/2018	Buy	18,400	Capital Stock
6/19/2018	Buy	64,200	Swap
6/19/2018	Buy	12,200	Swap
6/19/2018	Buy	12,400	Capital Stock
6/19/2018	Buy	15,300	Capital Stock
6/20/2018	Buy	33,200	Swap
6/20/2018	Buy	24,400	Swap
6/20/2018	Buy	15,300	Capital Stock
6/20/2018	Buy	33,600	Capital Stock
6/21/2018	Buy	12,200	Swap
6/21/2018	Buy	3,200	Swap
6/21/2018	Buy	4,100	Capital Stock
6/21/2018	Buy	800	Capital Stock
6/22/2018	Buy	23,800	Swap
6/22/2018	Buy	54,900	Swap
6/22/2018	Buy	29,700	Capital Stock
6/25/2018	Buy	134,800	Swap
6/25/2018	Buy	33,600	Swap
6/25/2018	Buy	99,400	Capital Stock

Trade Date	Transaction	Quantity	Security/Instrument
6/26/2018	Buy	51,700	Swap
6/26/2018	Buy	18,200	Capital Stock
6/26/2018	Buy	54,200	Capital Stock
6/28/2018	Buy	24,100	Swap
6/29/2018	Buy	61,300	Swap
6/29/2018	Buy	19,000	Swap
6/29/2018	Buy	75,100	Capital Stock
6/29/2018	Buy	9,200	Capital Stock
7/2/2018	Buy	31,500	Swap
7/2/2018	Buy	2,900	Swap
7/2/2018	Buy	91,300	Capital Stock
7/31/2018	Sell	(12,600)	Swap
7/31/2018	Sell	(18,600)	Swap
7/31/2018	Buy	12,600	Capital Stock
7/31/2018	Buy	17,700	Capital Stock
8/1/2018	Sell	(73,900)	Swap
8/1/2018	Sell	(53,800)	Swap
8/1/2018	Buy	53,800	Capital Stock
8/1/2018	Buy	70,500	Capital Stock
8/2/2018	Sell	(111,600)	Swap
8/2/2018	Sell	(126,900)	Swap
8/2/2018	Buy	63,400	Capital Stock
8/2/2018	Buy	63,500	Capital Stock
8/2/2018	Buy	63,400	Capital Stock
8/2/2018	Buy	63,400	Capital Stock
8/3/2018	Sell	(450,800)	Swap
8/3/2018	Sell	(58,000)	Swap
8/3/2018	Buy	126,700	Capital Stock
8/3/2018	Buy	63,400	Capital Stock
8/3/2018	Buy	126,800	Capital Stock
8/3/2018	Buy	63,400	Capital Stock
8/3/2018	Buy	63,400	Capital Stock
8/3/2018	Buy	63,400	Capital Stock
8/6/2018	Sell	(25,900)	Swap
8/6/2018	Buy	9,800	Capital Stock
8/7/2018	Buy	750	Capital Stock
8/7/2018	Buy	750	Capital Stock

Third Point Reinsurance (USA) Ltd.

Trade Date	Transaction	Quantity	Security/Instrument
8/25/2017	Sell Short	(5,200)	Capital Stock
8/25/2017	Sell Short	(800)	Capital Stock
8/25/2017	Sell Short	(900)	Capital Stock
8/25/2017	Sell Short	(1,700)	Capital Stock
8/30/2017	Sell Short	(2,600)	Capital Stock
8/30/2017	Sell Short	(900)	Capital Stock
8/31/2017	Buy Cover	1,900	Capital Stock
10/9/2017	Sell Short	(1,800)	Capital Stock
10/10/2017	Sell Short	(800)	Capital Stock

Trade Date	Transaction	Quantity	Security/Instrument
11/21/2017	Sell Short	(2,300)	Capital Stock
11/22/2017	Sell Short	(1,600)	Capital Stock
12/4/2017	Sell Short	(1,700)	Capital Stock
12/5/2017	Sell Short	(1,700)	Capital Stock
12/18/2017	Sell Short	(700)	Capital Stock
12/18/2017	Sell Short	(200)	Capital Stock
12/19/2017	Sell Short	(2,300)	Capital Stock
12/21/2017	Sell Short	(200)	Capital Stock
12/22/2017	Sell Short	(3,200)	Capital Stock
12/26/2017	Sell Short	(700)	Capital Stock
1/2/2018	Buy Cover	300	Capital Stock
1/10/2018	Buy Cover	300	Capital Stock
1/12/2018	Buy Cover	5,500	Capital Stock
1/16/2018	Buy Cover	3,200	Capital Stock
2/2/2018	Sell Short	(4,600)	Capital Stock
2/2/2018	Sell Short	(6,500)	Capital Stock
2/21/2018	Buy Cover	4,600	Capital Stock
2/28/2018	Buy Cover	6,000	Capital Stock
3/1/2018	Buy Cover	500	Capital Stock
3/1/2018	Buy Cover	1,200	Capital Stock
3/12/2018	Buy Cover	4,500	Capital Stock
3/15/2018	Buy Cover	4,100	Capital Stock
3/16/2018	Buy Cover	4,100	Capital Stock
3/19/2018	Buy Cover	500	Capital Stock
3/19/2018	Buy Cover	3,400	Capital Stock
3/19/2018	Buy Cover	300	Capital Stock
6/11/2018	Buy	1,800	Capital Stock
6/11/2018	Buy	13,200	Capital Stock
6/11/2018	Buy	800	Capital Stock
6/12/2018	Buy	8,000	Capital Stock
6/12/2018	Buy	8,800	Capital Stock
6/12/2018	Buy	6,100	Capital Stock
6/13/2018	Buy	3,100	Capital Stock
6/13/2018	Buy	18,900	Capital Stock
6/13/2018	Buy	4,900	Capital Stock
6/13/2018	Buy	1,300	Capital Stock
6/14/2018	Buy	12,500	Swap
6/14/2018	Buy	18,300	Capital Stock
6/15/2018	Buy	3,800	Swap
6/15/2018	Buy	20,900	Capital Stock
6/18/2018	Buy	22,000	Swap
6/18/2018	Buy	11,500	Swap
6/18/2018	Buy	2,600	Capital Stock
6/19/2018	Buy	9,300	Swap
6/19/2018	Buy	1,700	Swap
6/19/2018	Buy	1,800	Capital Stock
6/19/2018	Buy	2,200	Capital Stock
6/20/2018	Buy	4,900	Swap
6/20/2018	Buy	3,500	Swap
6/20/2018	Buy	4,800	Capital Stock
6/20/2018	Buy	2,200	Capital Stock

Trade Date	Transaction	Quantity	Security/Instrument
6/21/2018	Buy	1,800	Swap
6/21/2018	Buy	1,100	Swap
6/21/2018	Buy	100	Capital Stock
6/21/2018	Buy	600	Capital Stock
6/22/2018	Buy	3,500	Swap
6/22/2018	Buy	7,900	Swap
6/22/2018	Buy	4,200	Capital Stock
6/25/2018	Buy	19,400	Swap
6/25/2018	Buy	4,900	Swap
6/25/2018	Buy	14,400	Capital Stock
6/26/2018	Buy	7,400	Swap
6/26/2018	Buy	2,600	Capital Stock
6/26/2018	Buy	7,900	Capital Stock
6/28/2018	Buy	5,500	Swap
6/29/2018	Buy	8,800	Swap
6/29/2018	Buy	2,800	Swap
6/29/2018	Buy	8,800	Capital Stock
6/29/2018	Buy	1,400	Capital Stock
7/2/2018	Buy	400	Swap
7/2/2018	Buy	4,600	Swap
7/2/2018	Buy	13,700	Capital Stock
7/31/2018	Sell	(1,700)	Swap
7/31/2018	Sell	(10,300)	Swap
7/31/2018	Buy	1,700	Capital Stock
7/31/2018	Buy	2,500	Capital Stock
8/1/2018	Sell	(7,100)	Swap
8/1/2018	Sell	(10,000)	Swap
8/1/2018	Buy	7,100	Capital Stock
8/1/2018	Buy	10,000	Capital Stock
8/2/2018	Sell	(18,000)	Swap
8/2/2018	Sell	(17,800)	Swap
8/2/2018	Buy	8,900	Capital Stock
8/2/2018	Buy	8,900	Capital Stock
8/2/2018	Buy	8,900	Capital Stock
8/2/2018	Buy	8,900	Capital Stock
8/3/2018	Sell	(8,200)	Swap
8/3/2018	Sell	(63,100)	Swap
8/3/2018	Buy	8,900	Capital Stock
8/3/2018	Buy	17,800	Capital Stock
8/3/2018	Buy	8,900	Capital Stock
8/3/2018	Buy	8,900	Capital Stock
8/3/2018	Buy	17,800	Capital Stock
8/3/2018	Buy	8,900	Capital Stock
8/6/2018	Sell	(1,100)	Swap
8/6/2018	Buy	100	Capital Stock
8/6/2018	Buy	1,100	Capital Stock
8/7/2018	Buy	200	Capital Stock
8/7/2018	Buy	200	Capital Stock

Lyxor/Third Point Fund Limited

Trade Date	Transaction	Quantity	Security/Instrument
8/25/2017	Sell Short	(1,300)	Capital Stock
8/25/2017	Sell Short	(200)	Capital Stock
8/25/2017	Sell Short	(200)	Capital Stock
8/25/2017	Sell Short	(400)	Capital Stock
8/30/2017	Sell Short	(300)	Capital Stock
8/30/2017	Sell Short	(200)	Capital Stock
8/31/2017	Buy Cover	400	Capital Stock
10/9/2017	Sell Short	(100)	Capital Stock
10/10/2017	Sell Short	(200)	Capital Stock
11/30/2017	Buy Cover	2,500	Capital Stock

Lawrence Karlson

Trade Date	Transaction	Quantity	Security/Instrument
3/16/2016	Sell	1,200	Capital Stock
3/16/2016	Sell	19	Capital Stock
3/16/2016	Sell	981	Capital Stock
3/16/2016	Sell	900	Capital Stock
3/16/2016	Sell	300	Capital Stock
3/16/2016	Sell	200	Capital Stock
3/16/2016	Sell	190	Capital Stock
3/16/2016	Sell	100	Capital Stock
3/16/2016	Sell	100	Capital Stock
3/13/2018	Sell	1,800	Capital Stock
3/13/2018	Sell	1,000	Capital Stock
3/13/2018	Sell	159	Capital Stock
3/13/2018	Sell	741	Capital Stock
3/13/2018	Sell	259	Capital Stock
3/13/2018	Sell	499	Capital Stock
3/13/2018	Sell	501	Capital Stock
3/13/2018	Sell	99	Capital Stock
3/13/2018	Sell	552	Capital Stock
3/13/2018	Sell	500	Capital Stock
3/13/2018	Sell	400	Capital Stock
3/13/2018	Sell	300	Capital Stock
3/13/2018	Sell	300	Capital Stock
3/13/2018	Sell	300	Capital Stock
3/13/2018	Sell	200	Capital Stock
3/13/2018	Sell	200	Capital Stock
3/13/2018	Sell	171	Capital Stock
3/13/2018	Sell	29	Capital Stock

Michael Silverstein

Trade Date	Transaction	Quantity	Security/Instrument
4/27/2018	Buy	500	Capital Stock
5/21/2018	Buy	1,000	Capital Stock
5/25/2018	Buy	2,000	Capital Stock
5/25/2018	Buy	400	Capital Stock
6/1/2018	Buy	180	Capital Stock

William D. Toler

Trade Date	Transaction	Quantity	Security/Instrument
5/18/2018	Buy	3,000	Capital Stock

IMPORTANT

Please review this proxy statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own.

1.	If your shares are registered in your own name, please sign, date and mail the enclosed WHITE proxy card to Okapi in the postage-paid envelope provided, or vote by telephone or Internet, today.

2.

If you have previously signed and returned a proxy card to the Company, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to the Company by signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the 2018 Annual Meeting by delivering a written notice of revocation or a later-dated proxy for the 2018 Annual Meeting to Okapi or by voting in person at the 2018 Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

3.

If your shares are held in the name of a brokerage firm, bank nominee or other institution, only such firm, nominee or other institution can vote your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed WHITE voting form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a WHITE proxy card to be issued representing your shares.

4.	After signing the enclosed WHITE proxy card, do not sign or return the Company’s proxy card unless you intend to change your vote, because only your latest dated proxy card will be counted.

If you have any questions concerning this proxy statement, would like to request additional copies of this proxy statement, or need help voting your shares, please contact our proxy solicitor:

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Stockholders may call toll-free: (855) 208-8902

E-mail: CPBinfo@okapipartners.com

WHITE CARD

PRELIMINARY COPY – SUBJECT TO COMPLETION

[FORM OF PROXY CARD]

CAMPBELL SOUP COMPANY

2018 Annual Meeting of Stockholders

THIS PROXY IS SOLICITED ON BEHALF OF THIRD POINT LLC (“THIRD POINT”), DANIEL S. LOEB, THIRD POINT OFFSHORE MASTER FUND L.P., THIRD POINT ULTRA MATER FUND L.P., THIRD POINT PARTNERS L.P., THIRD POINT PARTNERS QUALIFIED L.P., THIRD POINT ENHANCED LP, THIRD POINT ADVISORS LLC, THIRD POINT ADVISORS II LLC, FRANCI BLASSBERG, MATTHEW COHEN, SARAH HOFSTETTER, MUNIB ISLAM, LAWRENCE KARLSON, BOZOMA SAINT JOHN, KURT SCHMIDT, RAYMOND SILCOCK, DAVID SILVERMAN, MICHAEL SILVERSTEIN, GEORGE STRAWBRIDGE, JR. AND WILLIAM TOLER (COLLECTIVELY, THE “PARTICIPANTS”).

THIS PROXY SOLICITATION IS NOT BEING MADE BY OR ON BEHALF OF CAMPBELL SOUP COMPANY.

The undersigned appoint(s) Joshua L. Targoff and Bruce H. Goldfarb and each of them, as proxies (each and any substitute, a “Proxyholder”) with full power of substitution and with discretionary authority to vote all shares of capital stock of Campbell Soup Company (the “Company”) which the undersigned would be entitled to vote if personally present at the 2018 Annual Meeting of Stockholders of the Company scheduled to be held on ●, 2018, at ●, at ● including any adjournments, continuations or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”) on all matters coming before the Annual Meeting.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of capital stock of the Company held by the undersigned, and hereby ratifies and confirms all actions the herein named Proxyholders, their substitutes, or any of them may lawfully take by virtue hereof. Other than the three proposals set forth on the reverse side of this card, the Participants are not aware of any other matters to be considered at the Annual Meeting. However, should other matters, unknown a reasonable time before the Annual Meeting, be brought before the Annual Meeting, each Proxyholder will vote on such matters in their discretion. If properly executed, this proxy will be voted as directed on the reverse side and each Proxyholder will vote in his or her discretion with respect to any other matters, unknown a reasonable time before the Annual Meeting, as may properly come before the Annual Meeting.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES SET FORTH IN PROPOSAL 1; “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2019; AND “AGAINST” THE ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION.

IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD TODAY!

WE RECOMMEND A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 BELOW.

PROPOSAL NO. 1: Third Point’s proposal to elect Franci Blassberg, Matthew Cohen, Sarah Hofstetter, Munib Islam, Lawrence Karlson, Bozoma Saint John, Kurt Schmidt, Raymond Silcock, David Silverman, Michael Silverstein, George Strawbridge, Jr. and William Toler as directors of the Company. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominees on the lines provided.

FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
☐	☐	☐

Third Point does not expect that any of the nominees will be unable to stand for election, but, in the event any nominee is unable to serve or for good cause will not serve, the shares of capital stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, Third Point has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, shares of capital stock represented by this proxy card will be voted for such substitute nominee(s).

WE RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2019.

PROPOSAL NO. 2 Company’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2019.

FOR	AGAINST	ABSTAIN
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WE RECOMMEND A VOTE “AGAINST” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 3 Company’s proposal of an advisory resolution to approve executive compensation.

FOR	AGAINST	ABSTAIN
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PLEASE SIGN AND DATE ON THE REVERSE SIDE

FOR YOUR PROXY TO BE VALID, IT MUST BE DATED.

Date:

Signature:

Signature (if held jointly):

Title(s):

Please sign exactly as name appears on share certificates or on label affixed hereto. When shares are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign and date. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.

PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.